UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

TOUGHBUILT INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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ToughBuilt Industries, Inc.

8669 Research Drive

Irvine, CA 92618

Telephone: (949) 528-3100

www.toughbuilt.com

September 1, 2022

Dear Shareholder:

You are cordially invited to attend the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of ToughBuilt Industries, Inc. (“ToughBuilt,” the “Company,” “we,” “us,” and “our”), which will be held on Wednesday, September 21, 2022, at 1:00 p.m. (PDT). The Annual Meeting will be held in a virtual meeting format only and conducted via live audio webcast to enable our shareholders to participate from locations around the world. You will be able to attend the meeting, vote and submit your questions via the internet by visiting www.virtualshareholdermeeting.com/TBLT2022 and entering the control number included on your proxy card. You will not be able to attend the Annual Meeting physically in person.

Attached to this letter are a Notice of Annual Meeting of Shareholders and proxy statement, which describe the business to be conducted at the Annual Meeting.

Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting, we urge you to promptly submit your vote via the internet, telephone or mail. Returning the proxy does not deprive you of your right to attend and vote your shares electronically at the Annual Meeting.

On behalf of the Board of Directors and management, I would like to thank you for choosing to invest in ToughBuilt and look forward to your participation at our Annual Meeting.

By Order of the Board of Directors,

/s/ Michael Panosian
Michael Panosian
Chief Executive Officer, President and Chairman of the Board

YOUR VOTE IS IMPORTANT

On or about September 1, 2022, we expect to mail to our shareholders a proxy statement for the Annual Meeting (the “Proxy Statement”), proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2021 (“2021 Annual Report”). The Proxy Statement and proxy card provide instructions on how to vote online or by telephone and include instructions on how to receive a paper copy of proxy materials by mail. This Proxy Statement, Proxy Card and our 2021 Annual Report can be accessed directly online at www.proxyvote.com by using the control number located on the proxy card. A copy of our 2021 Annual Report and Proxy Statement are also available on our investor relations website at www.toughbuilt.com.

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS OF

TOUGHBUILT INDUSTRIES, INC.

DATE:	Wednesday, September 21, 2022

TIME:	1:00 p.m., PDT (or 4:00 p.m. EDT)

PLACE:	The Annual Meeting will be held via virtually, live on the internet at www.virtualshareholdermeeting.com/TBLT2022.

Instructions on how to vote either before or at the Annual Meeting are contained on your notice and proxy card accompanying this proxy statement. You will need the 16-digit control number from your notice or proxy card or notice to vote either way.

ITEMS OF BUSINESS:	1.	To elect five directors, Michael Panosian, Joshua Keeler, Robert Faught, Linda Moossaian, and William Placke, each to hold office until our annual meeting of shareholders in 2023 and until their respective successor is duly elected and qualified.

	2.	To approve the ToughBuilt Industries, Inc. 2022 Equity Incentive Plan (the “Equity Plan”).

	3.	To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

	4.	To authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals.

	5.	To transact such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors recommends that you vote:

1.	“FOR” the director nominees named in Proposal 1.

2.	“FOR” the approval of the Equity Plan as described in Proposal 2.

3.	“FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm as described in Proposal 3.

4.	“FOR” the proposal to adjourn the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals as described in Proposal 4.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. You can vote your shares electronically via the internet, by telephone or by completing and returning the proxy card or voting instruction card if you requested paper proxy materials. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting and our 2021 Annual Report are available free of charge at: www.proxyvote.com.

TOUGHBUILT INDUSTRIES, INC.

PROXY STATEMENT FOR THE
2022 ANNUAL MEETING OF SHAREHOLDERS

ToughBuilt Industries, Inc.

8669 Research Drive

Irvine, CA 92618

Telephone: (949) 528-3100

www.toughbuilt.com

GENERAL INFORMATION

THE ANNUAL MEETING

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of ToughBuilt Industries, Inc.(“ToughBuilt,” the “Company,” “we,” “us,” and “our”) will take place on Wednesday, September 21, 2022, at 1:00 p.m. PDT (4:00 EDT).

This year’s Annual Meeting will be a completely virtual meeting of shareholders through an audio webcast live over the internet. There will be no physical meeting location. The Annual Meeting will only be conducted via an audio webcast. Please go to www.virtualshareholdermeeting.com/TBLT2022 for instructions on how to attend and participate in the Annual Meeting. Any shareholder may attend and listen live to the webcast of the Annual Meeting over the internet at such website. Shareholders as of the Record Date may vote and submit questions while attending the Annual Meeting via the internet by following the instructions listed on your proxy card. The webcast starts at 1:00 p.m. PDT on September 21, 2022. We encourage you to access the meeting prior to the start time. Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number posted at www.virtualshareholdermeeting.com/TBLT2022.

You may vote by telephone, over the internet or by completing, signing, dating and returning your proxy card as soon as possible in the enclosed postage prepaid envelope.

VOTING RIGHTS

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Vstock Transfer LLC., you are considered the “shareholder of record,” with respect to those shares. The proxy materials will be sent to you by mail directly by us. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote on the internet or by phone or mail as instructed in the proxy card to ensure your vote is counted.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. Your brokerage firm, bank, or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares. As a beneficial owner of shares, you are also invited to attend the Annual Meeting virtually. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.

Only holders of the Company’s common stock as recorded in our stock register at the close of business on August 12, 2022 (the “Record Date”) may vote at the Annual Meeting. On August 12, 2022, there were 9,026,531 shares of common stock outstanding. Each holder of common stock is entitled to one vote per share for each director nominee and each other proposal.

ITEMS OF BUSINESS

There are three matters scheduled for a vote:

●	Proposal 1: To elect five directors, Michael Panosian, Joshua Keeler, Robert Faught, Linda Moossaian, and William Placke, each to hold office until our Annual Meeting of Shareholders in 2023 and until their respective successor is duly elected and qualified.

●	Proposal 2: To approve the ToughBuilt Industries, Inc. 2022 Equity Incentive Plan (the “Equity Plan”).

●	Proposal 3: To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

●	Proposal 4: To adjourn the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals.

Aside from the election of directors, the approval of our Equity Plan and the ratification of the selection of our independent registered public accounting firm, the Company’s board of directors (“Board of Directors” or the “Board”) knows of no matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons appointed as proxies.

VOTING RECOMMENDATION OF THE BOARD

The Board recommends that you vote your shares:

●	“FOR” the election of five directors, Michael Panosian, Joshua Keeler, Robert Faught, Linda Moossaian, and William Placke, each to hold office until our Annual Meeting of Shareholders in 2023 and until their respective successor is duly elected and qualified;

●	“FOR” the approval of the Equity Plan;

●	“FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2022; and

●	“FOR” the proposal to adjourn the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals.

HOW TO VOTE

You may vote “For All,” “Withhold All” or “For All Except” with respect to each nominee to the Board. For Proposal 2, Proposal 3 and Proposal 4, you may vote “For,” “Against” or “Abstain.”

If you are a shareholder of record as of the Record Date, you may vote during the Annual Meeting by (i) attending the Annual Meeting virtually and following the instructions posted at www.virtualshareholdermeeting.com/TBLT2022 or (ii) by proxy (x) over the internet at www.proxyvote.com, (y) by phone by calling 1-800-690-6903 or (z) by signing and returning the proxy card in the enclosed envelope. Whichever method you use, giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. If you submit a proxy but do not specify how to vote, the Company representative named in the proxy will vote your shares in favor of the director nominees identified in this Proxy Statement, for Proposal 2 and for Proposal 3.

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Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote during the Annual Meeting if you have already voted by proxy.

If you are a beneficial owner and hold shares through another party, such as a bank or brokerage firm, you may receive material from them asking how you want to vote. Simply follow the instructions to ensure that your vote is counted. To vote virtually at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with the notice, or contact your broker, bank, or other agent.

You may receive more than one set of proxy materials depending on how you hold your shares. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

REVOKING A PROXY

A shareholder of record may revoke any proxy which is not irrevocable by submitting a new proxy bearing a later date, by voting by telephone or over the internet, or by delivering to the Chief Financial Officer of the Company a revocation of the proxy in writing so that it is received by the Company prior to the Annual Meeting at 8669 Research Drive, Irvine, CA 92618. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the Annual Meeting, by attending the meeting virtually and voting during the meeting.

SOLICITATION

These proxy materials are being provided in connection with the solicitation of proxies by the Company and are first being sent to shareholders on or about September 1, 2022. We will pay the cost of soliciting proxies. We have retained Kingsdale Advisors for certain advisory and solicitation services at a fee of approximately $30,000. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We may also reimburse brokerage firms, banks, and other nominee holders of record for the cost of forwarding proxy materials to beneficial owners.

Shareholders voting via the telephone or internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and internet service providers, which must be borne by the shareholder.

Quorum and Votes Required

In accordance with our bylaws, the presence of at least a majority of the voting power, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum which is required in order to hold the Annual Meeting and conduct business. Presence may be in person or by proxy. You will be considered part of the quorum if you voted on the internet, by telephone, by facsimile or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the Annual Meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum. Assuming the existence of a quorum, the affirmative vote of a plurality of the shares of our common stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting is required to elect directors (Proposal 1). With respect to the approval of the Equity Plan (Proposal 2), and the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 3), assuming the existence of a quorum, the affirmative vote of a majority of the shares of our common stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting is required to decide such matter. If a quorum is not present in person or by proxy, the Annual Meeting may be adjourned until a quorum is obtained.

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Abstentions are counted toward the calculation of a quorum and will have the same effect as a vote against a proposal. If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee (i.e., in “street name”), you must instruct the broker, bank or other nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker, bank or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” Proxies returned by brokerage firms for which no voting instructions have been provided by the beneficial owners will count towards the quorum. A broker or other nominee holding shares for a beneficial owner may generally vote on routine matters, but not non-routine matters, without receiving voting instructions. The uncontested election of directors (Proposal 1) and the adoption of the 2021 Plan (Proposal 2) are considered non-routine matters. If your shares are held by a broker or nominee and you do not provide such voting instructions, your shares will not be voted “FOR” Proposals 1 and 2. The ratification of the selection of the independent registered public accounting firm (Proposal 3) is considered a routine matter. Please provide instructions to your brokers or nominee on how to vote your shares.

QUORUM

In order to carry on the business of the meeting, we must have a quorum. This means that the holders of record of a majority of the voting power of the issued and outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting must be represented at the Annual Meeting, either by proxy or present on the internet.

Notwithstanding the foregoing, where a separate vote by a class or classes or series is required, a majority of the voting power of the issued and outstanding shares of such class or classes or series, present at the Annual Meeting or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. None of the matters scheduled for a vote at the Annual Meeting require a separate vote by class or classes or series of common stock. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any shareholders.

IMPLICATIONS OF BEING AN “EMERGING GROWTH COMPANY”

We qualify as an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and a “smaller reporting company” (as defined in the Securities and Exchange Commission (the “SEC”) rules) under the reporting rules set forth under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, we are permitted to and intend to, rely on exemptions from certain disclosure requirements. For so long as we are an emerging growth company, we will not be required to:

●	have an auditor report on our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;
●	comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (i.e., an auditor discussion and analysis);
●	submit certain executive compensation matters to shareholder advisory votes, such as “say-on-pay,” “say-on-frequency” and pay ratio; and
●	disclose certain executive compensation-related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”) for complying with new or revised accounting standards.

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In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.

We expect to take advantage of these reporting exemptions until we are no longer an emerging growth company or a smaller reporting company. We will remain an “emerging growth company” for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our total annual gross revenues exceed $1.07 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period. We will qualify as a smaller reporting company until our public float, as of the last day of our second fiscal quarter, exceeds $250 million; because our common stock held by our directors, executive officers and our controlling shareholder and its affiliates are excluded from the calculation of public float, we anticipate qualifying as a smaller reporting company for the near future.

We have availed ourselves in this Proxy Statement of the reduced reporting requirements described above. Because we will be subject to ongoing public reporting requirements that are less rigorous than Exchange Act rules for companies that are not emerging growth or smaller reporting companies, shareholders could receive less information than they might expect to receive from more mature or larger public companies.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated the following five director candidates, all of whom currently serve as our directors, for reelection to serve as a director: Michael Panosian, Joshua Keeler, Linda Moossaian, Robert Faught and William Placke. Each of these nominees has agreed to stand for reelection at the Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would serve until the annual meeting of shareholders to be held in 2023 and until his successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal.

The Company representative named in this proxy intends to vote for the election of each of the director nominees above unless you indicate on your proxy that your vote should be withheld from any or all of the nominees. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board of Directors.

For details regarding the qualifications and the specific experiences, qualifications and skills of each of our director nominees, see “Directors and Executive Officers” on page 17 of this proxy statement.

VOTES REQUIRED

Approval of Proposal 1 requires the plurality of the votes cast with respect to a director nominee. This means that the five director nominees receiving the highest number of affirmative “for” votes will be elected.

The Board recommends you vote FOR each of the nominated directors.

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PROPOSAL 2

APPROVAL OF THE TOUGHBUILT INDUSTRIES, INC. 2022 EQUITY INCENTIVE PLAN

On August 11, 2022, our Board of Directors adopted, subject to shareholder approval, the ToughBuilt Industries, Inc. 2022 Equity Incentive Plan (the “Equity Plan”), otherwise referred to herein as the Equity Plan, which provides for the grant of stock options and restricted stock units to our officers, employees, directors, advisors and consultants. A total of 1,350,000 shares of common stock have been reserved for the issuance of awards under the Equity Plan. The Equity Plan also contains an “evergreen formula” pursuant to which the number of shares of common stock available for issuance under the Equity Plan will automatically increase on January 1 of each calendar year during the term of the Equity Plan, beginning with the calendar year 2023, by an amount of shares of common stock so that the total amount of common stock available under the Equity Plan is equal to 15% of the total number of shares of common stock outstanding on December 31st of the prior calendar year. The terms and provisions of the Equity Plan are summarized below, which summary is qualified in its entirety by reference to the Equity Plan, a copy of which is attached as Appendix A to this proxy statement.

PURPOSE OF THE EQUITY PLAN

The purpose of the Equity Plan is to secure for the Company and its shareholders the benefits inherent in share ownership by the employees, consultants, and directors of the Company and its affiliates who, in the judgment of the Board, will be largely responsible for its future growth and success. It is generally recognized that equity incentive plans of the nature provided for herein: (a) aid in retaining and encouraging individuals of exceptional ability because of the opportunity offered to them to acquire a proprietary interest in the Company; and (b) promote a greater alignment of interests between such persons and shareholders of the Company.

plan highlights

Below is a general description of the Equity Plan. Undefined terms are as defined in the Equity Plan which is attached to this proxy statement as Annex A. Unless otherwise stated, section references refer to the section in the Equity Plan.

Awards

The Equity Plan authorizes the grant, from time to time, of (i) options intended to qualify under Section 422(a) of the Internal Revenue Code of 1986, as amended (the “Code”), referred to as “Incentive Stock Options” or “ISOs,” (ii) options not intended to qualify under Section 422(a) of the Code, referred to “Nonqualified Stock Options” or “NQSOs,” and (iii) restricted stock units referred to as “Restricted Stock Units” or “RSUs.” The ISOs and NQSs are collectively referred to as the “Options” and together with the RSUs, the “Awards.”

Administration of the Equity Plan

The Equity Plan provides that it is to be administered by the Board of Directors, the Compensation Committee or any other committee appointed by the Board of Directors to administer the Equity Plan. The Board has appointed the Compensation Committee as the administrator of the Equity Plan until further notice is given. Any such committee shall be comprised of three or more “non-employee directors” as defined in Rule 16b-3 under the Exchange Act and “independent directors” as defined by Nasdaq Rule 5605(a)(2).

Eligibility

The Compensation Committee has sole authority, in its discretion, to determine which officers, employees consultants, advisors or directors will receive Awards, the number of shares of common stock to be subject to each Award, and the forfeiture restrictions for each Award. The Company currently has four officers, 110 employees, five consultants, and three non-employee directors.

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Authorized Number of Shares

The total number of shares of common stock reserved and available for issuance under the Equity Plan shall be 1,350,000 shares of common stock and may consist, in whole or in part, of authorized and unissued shares or treasury shares. The number of shares of common stock available for issuance under the Equity Plan shall automatically increase on the first trading day of January each calendar year during the term of the Equity Plan, beginning with calendar year 2023, resulting in the aggregate number of shares of common stock available under the Equity Plan is equal to fifteen percent (15%) of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year. If any shares of common stock that have been granted pursuant to an Award cease to be subject to such Award or are forfeited or if any Award otherwise terminates without a payment being made to the Holder in the form of common stock, such shares shall again be available for distribution in connection with future grants and Awards under the Equity Plan.

Term of the Plan

This Plan shall be in effect upon the adoption by the Board of Directors and remain in effect until the tenth (10th) anniversary of the date the Board approves and adopts the Equity Plan, unless terminated earlier by the Board. This Plan and all Awards issued hereunder will terminate immediately without any further action if the stockholder resolution required to trigger the Effective Date is not approved by the stockholders or if the Exchange determines not to approve the Equity Plan.

Lapsed Awards

If Awards are surrendered, terminated, or expire without being exercised in whole or in part, new Awards may be granted covering the shares of common stock not issued under such lapsed Awards, subject to any restrictions that may be imposed by the Code.

Adjustment in Shares of Common Stock

If the outstanding shares of common stock shall at any time be changed or exchanged by a declaration of a stock dividend (bonus shares), stock split, combination or exchange of shares of common stock, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class, and kind of the shares of common stock subject to the Equity Plan or subject to any Options therefore granted, and the exercise price, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares of common stock, without changing the aggregate exercise price; provided, however, that no adjustment shall be made by reason of the distribution of subscription rights or a rights offering on outstanding shares of common stock. Upon the occurrence of any of the foregoing, the class and aggregate number of shares of common stock issuable pursuant to the Equity Plan in respect of which Options have not yet been exercised shall be appropriately adjusted.

Non-Transferability

Any Awards accruing to any Participant in accordance with the terms and conditions of the Equity Plan shall not be transferable or assignable to anyone unless specified in the Equity Plan. During the lifetime of a Participant all Awards may only be exercised by the Participant. Awards are non-transferable and non- assignable except by will or by the laws of descent and distribution.

Nothing contained in the Equity Plan shall confer upon any Participant any right with respect to employment or continuance of employment with the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate to terminate the Participant’s employment at any time. Participation in the Equity Plan by a Participant is voluntary.

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Necessary Approval

The issue of Shares under the Equity Plan is prohibited until the date that the Company obtains approval of the Equity Plan by Stockholder Approval (the “Effective Date”). Notwithstanding the foregoing, the Board may issue Awards prior to the Effective Date, with all such Awards subject to the following additional restrictions unless and until the occurrence of the Effective Date: (x) all Awards will be prohibited from being converted or exchanged for Shares; and (y) all Awards will terminate upon a Change of Control or upon either the stockholders of the Company or the Exchange failing to approve the Equity Plan.

Amendments to the Equity Plan

The Board shall have the power to, at any time and from time to time, either prospectively or retrospectively, amend, suspend, or terminate the Equity Plan or any Award granted under the Equity Plan without stockholder approval, including, without limiting the generality of the foregoing: changes of a clerical or grammatical nature, changes regarding the persons eligible to participate in the Equity Plan, changes to the exercise price, vesting, term, and termination provisions of the Award, changes to the Cashless Exercise Right provisions, changes to the authority and role of the Board under the Equity Plan, and any other matter relating to the Equity Plan and the Awards that may be granted hereunder, provided however that:

(a)	such amendment, suspension, or termination is in accordance with applicable laws and the rules of the Exchange, and any such amendment has been approved by the Exchange;

(b)	no amendment to the Equity Plan or to an Award granted hereunder will have the effect of impairing, derogating from or otherwise adversely affecting the terms of an Award that is outstanding at the time of such amendment without the written consent of the holder of such Award;

(c)	the expiry date of an Option Period in respect of an Option shall not be more than ten years from the date of grant of an Option except as expressly provided in Section 3.4;

(d)	the Directors shall obtain Stockholder Approval of:

(i)	any amendment to the number of Shares specified in Section 6.1;

(ii)	any amendment to the limitations on Shares that may be reserved for issuance, or issued, to Insiders; or

(iii)	any amendment that would reduce the exercise price of an outstanding Option other than pursuant to Section 6.3;

(iv)	any amendment that would extend the expiry date of the Option Period in respect of any Option granted under the Equity Plan except as expressly contemplated in Section 3.4; and,

(v)	to the extent necessary and desirable to comply with applicable law or the rules of the Exchange.

If the Equity Plan is terminated, the provisions of the Equity Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force on the date of termination will continue in effect as long as any Award or any rights pursuant thereto remain outstanding and, notwithstanding the termination of the Equity Plan, the Board shall remain able to make such amendments to the Equity Plan or the Award as they would have been entitled to make if the Equity Plan were still in effect.

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Withholding Taxes

The Company or any Designated Affiliate may take such steps as are considered necessary or appropriate for the withholding of any taxes or other amounts which the Company or any Designated Affiliate is required by any law or regulation of any governmental authority whatsoever to withhold in connection with any Award.

The Options

Exercise Price

The exercise price per Share of any Option shall be not less than 100% of the Market Price on the date of grant, provided that with respect to an Option granted to a U.S. Taxpayer, the exercise price per Share shall not be less than the Fair Market Value on the date of grant of the Option. Notwithstanding the foregoing, the Company may designate and exercise price less than the Fair Market Value on the date of grant if the Option: (i) is granted in substitution of a stock option previously granted by an entity acquired that is acquired by or merged with the Company or an Affiliate, or (ii) otherwise is structured to be exempt from, or to comply with, Section 409A of the Code, in the case of Options awarded to U.S. Taxpayers. In addition, in the case of an Incentive Stock Option granted to an Eligible Employee who, at the time the Incentive Stock Option is granted, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

Grant of Options

Each Option will be designated in the Award agreement as either an Incentive Stock Option or a Non-qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Non-qualified Stock Options. Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

Terms of Options

The Option Period shall be ten years from the date such Option is granted or such greater or lesser duration as the Board, on the recommendation of the Committee, may determine at the date of grant, and may thereafter be reduced with respect to any such Option as provided in Section 3.6 hereof covering termination of employment or engagement of the Optionee or death or Disability of the Optionee. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns Shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or such shorter term as may be provided in the Award agreement.

Except as set forth in Section 3.6, no Option may be exercised unless the Optionee is at the time of such exercise:

(a)	in the case of an Eligible Employee, in the employ of the Company or a Designated Affiliate and shall have been continuously so employed or retained since the grant of the Option;

(b)	in the case of an Eligible Consultant, a Consultant of the Company or a Designated Affiliate and shall have been such a Consultant continuously since the grant of the Option; or

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(c)	in the case of an Eligible Director, a director of the Company or a Designated Affiliate and shall have been such a director continuously since the grant of the Option.

Cashless Exercise Right

Unless prohibited by the Exchange, and except with respect to Incentive Stock Options awarded to U.S. Taxpayers, Participants have the right (the “Cashless Exercise Right”), in lieu of the right to exercise an Option, to terminate such Option in whole or in part by notice in writing delivered by the Participant to the Company electing to exercise the Cashless Exercise Right and, in lieu of receiving the Shares (the “Option Shares”) to which such terminated Option relates, to receive the number of Shares, disregarding fractions, which is equal to the quotient obtained by:

(a)	subtracting the applicable Option exercise price per Share from the Market Price per Share on the business day immediately prior to the exercise of the Cashless Exercise Right and multiplying the remainder by the number of Option Shares;

(b)	subtracting from the amount obtained under subsection 3.5(a) that amount of Tax Obligations applicable to the Option Shares; and

(c)	dividing the net amount obtained under subsection 3.5(b) by the Market Price per Share on the business day immediately prior to the exercise of the Cashless Exercise Right.

If a Participant exercises a Cashless Exercise Right in connection with an Option, it is exercisable only to the extent and on the same conditions that the related Option is exercisable under the Equity Plan.

Effect of Termination of Employment or Death or Disability

If an Optionee:

(a)	dies or becomes disabled while employed by, a Consultant to or while a director of the Company or a Designated Affiliate, any Option that had vested and was held by him or her at the date of death or Disability shall become exercisable in whole or in part, but only by the person or persons to whom the Optionee’s rights under the Option shall pass by the Optionee’s will or applicable laws of descent and distribution. Unless otherwise determined by the Board, on the recommendation of the Committee, all such Options shall be exercisable only to the extent that the Optionee was entitled to exercise the Option at the date of his or her death or Disability and only for 12 months after the date of death or Disability or prior to the expiration of the Option Period in respect thereof, whichever is sooner;

(b)	ceases to be employed by, or to act as a director of, or to be engaged as a Consultant of, the Company or a Designated Affiliate for cause, no Option held by such Optionee will, unless otherwise determined by the Board, on the recommendation of the Committee, be exercisable following the date on which such Optionee ceases to be so employed or engaged; and

(c)	ceases to be employed by, or to or act as a director of, or to be engaged as a Consultant of, the Company or a Designated Affiliate for any reason other than cause then, unless otherwise determined by the Board, on the recommendation of the Committee, any Option that had vested and is held by such Optionee at the effective date thereof shall become exercisable for a period of up to 30 days thereafter or prior to the expiration of the Option Period in respect thereof, whichever is sooner.

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Reduction in Exercise Price

Any change to the exercise price of any Option shall be subject to the approval of the Board.

Stockholder Approval (as required by the Exchange) shall be obtained for any reduction in the exercise price of any Option granted under the Equity Plan if the holder thereof is an Insider of the Company at the time of the proposed amendment.

Change of Control

In the event of a Change of Control, all Options outstanding shall vest immediately and be settled by the issuance of Shares or cash, or a combination of both Shares and cash, at the discretion of the Committee.

Incentive Stock Options

(a)          Maximum Number of Shares for Incentive Stock Options. Notwithstanding any other provision of the Equity Plan to the contrary, the aggregate number of Shares available for Incentive Stock Options shall not exceed 10% of the number of Shares issued at such time, subject to adjustment pursuant to the Equity Plan and subject to the provisions of Sections 422 and 424 of the Code.

(b)          Designation of Options. Each stock option agreement with respect to an Option granted to a U.S. Taxpayer shall specify whether the related Option is an Incentive Stock Option or a Non-qualified Stock Option. If no such specification is made in the stock option agreement or in the resolutions authorizing the grant of the Option, the related Option will be a Non-qualified Stock Option.

(c)          Special Requirements for Incentive Stock Options. In addition to the other terms and conditions of the Equity Plan (and notwithstanding any other term or condition of the Equity Plan to the contrary), the following limitations and requirements will apply to an Incentive Stock Option:

(i)          An Incentive Stock Option may be granted only to an employee of the Company, or an employee of a Subsidiary of the Company within the meaning of Section 424(f) of the Code.

(ii)         The aggregate Fair Market Value of the Shares (determined as of the applicable grant date) with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Taxpayer during any calendar year (pursuant to the Equity Plan and all other plans of the Company and of any Parent or Subsidiary, as defined in Sections 424(e) and (f) respectively of the Code) will not exceed US$100,000 or any other limitation subsequently set forth in Section 422(d) of the Code. To the extent that an Option that is designated as an Incentive Stock Option becomes exercisable for the first time during any calendar year for Shares having a Fair Market Value greater than US$100,000, the portion that exceeds such amount will be treated as a Non-qualified Stock Option.

(iii)         The exercise price per Share payable upon exercise of an Incentive Stock Option will be not less than 100% of the Fair Market Value of a Share on the applicable grant date; provided, however, that the exercise price per Share payable upon exercise of an Incentive Stock Option granted to a U.S. Taxpayer who is a 10% Stockholder (within the meaning of Sections 422 and 424 of the Code) on the applicable grant date will be not less than 110% of the Fair Market Value of a Share on the applicable grant date.

(iv)         No Incentive Stock Option may be granted more than 10 years after the earlier of (A) the date on which the Equity Plan, or an amendment and restatement of the Plan, as applicable, is adopted by the Board; or (B) the date on which the Equity Plan, or an amendment and restatement of the Equity Plan, as applicable, is approved by the stockholders of the Company.

(v)         An Incentive Stock Option will terminate and no longer be exercisable no later than 10 years after the applicable date of grant; provided, however, that an Incentive Stock Option granted to a U.S. Taxpayer who is a 10% Stockholder (within the meaning of Sections 422 and 424 of the Code) on the applicable grant date will terminate and no longer be exercisable no later than 5 years after the applicable grant date.

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Restricted Stock Units

A Restricted Stock Unit, or RSU, is a compensatory award granted by a company to an employee or other individual performing services for the company. An RSU represents a promise by the company to transfer a share of the company's stock or a cash payment equal to the value of a share of the company's stock at a specific time in the future.

The holder of an RSU is not the beneficial owner of the shares underlying the RSU award and therefore is not entitled to voting, dividend, or other stockholder rights unless and until shares are delivered in settlement of the award.

Restricted Period

Concurrent with the determination to grant Restricted Stock Units to a Participant, the Board, on the recommendation of the Compensation Committee, shall determine the Restricted Period applicable to such Restricted Stock Units. In addition, at the sole discretion of the Board, at the time of grant, the Restricted Stock Units may be subject to performance conditions to be achieved by the Company or a class of Participants or by a particular Participant on an individual basis, within a Restricted Period, for such Restricted Stock Units to entitle the holder thereof to receive the underlying shares of common stock or cash in lieu thereof.

Deferred Payment Date

Any Participant who is not a U.S. Taxpayer may elect to defer to receive all or any part of the shares of common stock, or cash in lieu thereof, underlying Restricted Stock Units until one or more Deferred Payment Dates. Any other Participants may not elect a Deferred Payment Date.

Prior Notice of Deferred Payment Date

Participants who elect to set a Deferred Payment Date must give the Company written notice of the Deferred Payment Date(s) not later than 30 days prior to the expiration of the Restricted Period. For certainty, Participants shall not be permitted to give any such notice after the day which is 30 days prior to the expiration of the Restricted Period and a notice once given may not be changed or revoked.

Retirement or Termination during Restricted Period

In the event and to the extent of the Retirement or Termination and/or, as applicable, the Director Retirement or Director Termination of a Participant from all such roles with the Company during the Restricted Period, any Restricted Stock Units held by the Participant shall immediately terminate and be of no further force or effect; provided, however, that the Board shall have the absolute discretion to modify the grant of the Restricted Stock Units to provide that the Restricted Period shall terminate immediately prior to the date of such occurrence.

Retirement or Termination after Restricted Period

In the event and to the extent of the Retirement or Termination and/or, as applicable, the Director Retirement or Director Termination of the Participant from all such roles with the Company following the Restricted Period and prior to a Deferred Payment Date (as elected by a Participant who is not a U.S. Taxpayer), the Participant shall be entitled to receive, and the Company shall issue forthwith, shares of common stock or cash in lieu thereof in satisfaction of the Restricted Stock Units then held by the Participant. The provisions of Section 4.8 shall not apply to Participants who are Israeli taxpayers.

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Death or Disability of Participant

In the event of the death or Disability of a Participant, any shares of common stock or cash in lieu thereof represented by Restricted Stock Units held by the Participant shall be immediately issued or paid by the Company to the Participant or legal representative of the Participant.

Payment of Dividends

Subject to the absolute discretion of the Board, in the event that a dividend (other than a dividend payable in shares) is declared and paid by the Company on the shares of common stock, a Participant may be credited with additional Restricted Stock Units. The number of such additional Restricted Stock Units, if any, will be calculated by dividing (a) the total amount of the dividends that would have been paid to the Participant if the Restricted Stock Units (including Restricted Stock Units in which the Restricted Period has expired but the shares of common stock have not been issued due to a Deferred Payment Date) in the Participant’s account on the dividend record date had been outstanding shares of common stock (and the Participant held no other shares of common stock) by (b) the Market Price of the shares of common stock on the date on which such dividends were paid. Additional Restricted Stock Units Awarded pursuant to the Section 4.10 shall be subject to the same terms and conditions as the underlying Restricted Stock Units to which they relate.

Change of Control

In the event of a Change of Control, all Restricted Stock Units outstanding shall vest immediately and be settled by the issuance of shares of common stock or cash, or a combination of both shares of common stock and cash, in each case in the discretion of the Compensation Committee, notwithstanding the Restricted Period and any Deferred Payment Date.

Redemption of Restricted Stock Units

Except to the extent prohibited by the Exchange, upon expiry of the applicable Restricted Period (or on the Deferred Payment Date, as applicable), the Company shall redeem Restricted Stock Units in accordance with the election made in a Redemption Notice given by the Participant to the Company by:

(a)	issuing to the Participant one Share for each Restricted Stock Unit redeemed provided the Participant makes payment to the Company of an amount equal to the Tax Obligation required to be remitted by the Company to the taxation authorities as a result of the redemption of the Restricted Stock Units;

(b)	issuing to the Participant one Share for each Restricted Stock Unit redeemed and either (i) selling, or arranging to be sold, on behalf of the Participant, such number of shares of common stock issued to the Participant as to produce net proceeds available to the Company equal to the applicable Tax Obligation so that the Company may remit to the taxation authorities an amount equal to the Tax Obligation; or (ii) receiving from the Participant at the time of issuance of the shares of common stock an amount equal to the applicable Tax Obligation;

(c)	subject to the discretion of the Company, paying in cash to, or for the benefit of, the Participant, the value of any Restricted Stock Units being redeemed, less any applicable Tax Obligation; or

(d)	a combination of any of the shares of common stock or cash in Section 4.12(a), Section 4.12(b), or Section 4.12(c) above.

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The shares of common stock shall be issued and the cash, if any, shall be paid as a lump sum by the Company within ten business days of the date the Restricted Stock Units are redeemed under the Equity Plan. Restricted Stock Units of U.S. Taxpayers will be redeemed as soon as possible following the end of the Restricted Period (as set forth in the Restricted Stock Unit Grant Letter or such earlier date on which the Restricted Period is terminated pursuant to the Equity Plan), and in all cases by the end of the calendar year in which the Restricted Period ends, or if later, by the date that is 75 days following the end of the Restricted Period. A Participant shall have no further rights respecting any Restricted Stock Unit which has been redeemed in accordance with the Equity Plan.

No Participant who is resident in the U.S. may receive shares of common stock for redeemed Restricted Stock Units unless the shares of common stock to be issued upon redemption of the Restricted Stock Units are registered under the U.S. Securities Act or are issued in compliance with an available exemption from the registration requirements of the U.S. Securities Act.

Right as a Stockholder

A Participant receiving Restricted Stock Units shall have the rights of a stockholder only as to shares of common stock, if any, actually issued to such Participant upon expiration of the applicable Restricted Period and satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Equity Plan and the applicable Award agreement, and not with respect to shares of common stock to which such Award relates but which are not actually issued to such Participant.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following summary of the federal income tax consequences relating to the Equity Plan is based on present U.S. federal tax laws and regulations. We cannot assure you that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.

Incentive Stock Options (ISOs)

ISOs (sometimes also called statutory stock options) receive favorable tax treatment if a holding period is met and other statutory requirements are satisfied. Only company employees and executives are eligible to receive ISOs. The following summarizes the key federal tax consequences of ISOs.

Tax at grant: None

Tax at vesting: None

Tax at exercise: None, but the spread (the excess of the fair market value of the shares acquired on exercise over the aggregate exercise price) is a tax adjustment item for purposes of calculating alternative minimum tax (AMT) (which can be significant).

Tax at sale:

•	If the shares acquired on exercise are held for two years following the grant date and one year following the date of exercise, capital gain or loss on the difference between the sale price and the exercise price.

•	If the sale occurs within one year from the date of exercise or two years from the grant date (a disqualifying disposition), the employee recognizes ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the aggregate exercise price.

•	However, if the amount realized on the sale in a disqualifying disposition is less than the fair market value of the shares on the date of exercise, then the employee generally recognizes ordinary income equal to the excess of the amount realized on the sale of the shares over the aggregate exercise price (that is, the entire gain).

•	If the amount realized on the sale of the shares is greater than the fair market value of the shares on the date of exercise (that is, the ISO shares are sold at a profit), then the employee will have capital gains treatment on the amount realized in excess of the spread at exercise.

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Nonqualified Stock Options (NQSOs):

Non-qualified stock options (sometimes called non-statutory stock options) provide employees with the right to purchase employer stock at a specified exercise price at the end of a specified vesting period. Company employees, executives, directors, contractors, and consultants are eligible to receive NQSOs. The following summarizes the key federal tax consequences of NQSOs.

Tax at grant: None

Tax at vesting: None

Tax at exercise: Ordinary income recognized on the spread (the excess of the fair market value of the shares acquired on exercise over the aggregate exercise price).

Tax at sale: Capital gain or loss on the difference between the sale price and the sum of the exercise price paid plus the ordinary income recognized on exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock Units (RSUs)

Restricted stock units are a way an employer can grant company shares to employees. The grant is "restricted" because it is subject to a vesting schedule, which can be based on length of employment or on performance goals, and because it is governed by other limits on transfers or sales that a company can impose. The following summarizes the key tax consequences of RSUs.

Tax at grant: None

Tax at vesting: No income tax so long as Award is exempt from or complies with Section 409A, but fair market value of RSU is subject to Federal Insurance Contributions Act (FICA) tax.

Tax at settlement:

•	To avoid application of Section 409A, settlement must occur within 2 1/2 months following the end of the vesting year.

•	If subject to Section 409A, settlement date must be a Section 409A permitted date or event and timely elected.

•	Cannot be exercised at the holder's election but rather must be settled on the designated settlement date.

•	Ordinary income recognized at settlement equal to the fair market value of the stock or the cash provided on settlement.

Tax at sale (for stock-settled RSUs): Capital gain or loss on the excess of the sale proceeds over the fair market value of the shares at the time of settlement. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

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Additional Tax Matters

Unless otherwise determined in an award agreement, in the event of a change in control, as defined in the Equity Plan: (1) each outstanding award will become fully vested and, if applicable, exercisable, (2) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted will lapse, and (3) any performance conditions imposed with respect to awards will be deemed to be fully achieved. Under Section 280G of the Code, we may not deduct certain compensation payable in connection with a change of control. The acceleration of vesting of awards in conjunction with a change in control of the Company may be limited under certain circumstances thereby avoiding nondeductible payments under Section 280G. In addition, Code § 409A applies to any award that constitutes nonqualified deferred compensation, and imposes a 20% excise tax on the participant, in addition to a current income inclusion and interest at the underpayment rate plus 1%. While most awards under the Equity Plan are anticipated to be exempt from the requirements of Code § 409A, awards not exempt are intended to comply with Code § 409A.

COMPLIANCE WITH SECTION 409A OF THE CODE

Section 409A of the Code governs certain types of nonqualified deferred compensation. The Equity Plan contemplates both deferred compensation that is subject to Section 409A and deferred compensation that is not subject to Section 409A. The Equity Plan requires that it be administered so that neither it nor any grant granted under it violates Section 409A of the Code. Accordingly, the Compensation Committee is required to structure all grants so that they are either exempt from or comply with Section 409A of the Code, and the Board of Directors and the Compensation Committee are permitted, within the bounds of the Equity Plan and applicable law, including Section 409A of the Code, to interpret the Equity Plan and/or any grant agreement, and to make any and all amendments to the Equity Plan or any grant agreement, to ensure that all grants are either exempt from or comply with Section 409A.

FUTURE AWARDS

We currently have no plans, proposals, or arrangements, written or otherwise, at this time to grant any awards under the Equity Plan. Because no awards have been granted under the Equity Plan as of the date of this proxy statement and all awards will be granted at the discretion of the Compensation Committee, it is not possible for us to determine and disclose the benefits, or amount, of awards that may be granted to the named executive officers and the executive officers as a whole, if the Equity Plan is approved by our shareholders.

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INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

Our named executive officers and non-employee directors are or will be eligible to receive awards under the Equity Plan.

REASONS FOR AUTHORIZATION AND VOTE REQUIRED

The Equity Plan is being submitted to the shareholders for approval pursuant to Section 422 of the Code and the rules of Nasdaq.

VOTES REQUIRED

Approval of Proposal 2 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions are considered shares present and entitled to vote on this proposal and, thus, will have the same effect as a vote “AGAINST” this proposal.

The Board of Directors recommends that you vote “FOR” the approval of the
ToughBuilt Industries, Inc. 2022 Equity Incentive Plan.

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PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has approved the selection of Marcum LLP as our independent registered public accountants to audit our financial statements for the year ending December 31, 2022. We are asking that you ratify that appointment, although your ratification is not required. A Marcum LLP representative will attend the Annual Meeting to answer appropriate questions and to make a statement if he or she desires.

The following table presents fees for professional services rendered by Marcum LLP during the years ended December 31, 2020 and December 31, 2021. Marcum LLP did not bill us for other services during those periods. All services that occurred during 2021, which is the period subsequent to Marcum LLP becoming our independent public accounting firm, were approved by the Audit Committee in accordance with the approval policy referred to below.

	Fiscal Year Ended December 31,
	2021	2020
Audit Fees	$150,861	$145,760
Audit-Related Fees (1)	$107,000	$144,930
Tax Fees	$-	$-
All Other Fees	$-	$-
Total	$257,861	$290,690

(1)	Fees incurred in conjunction with consents for various registration statements filed during years.

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements. All other fees relate to professional services rendered in connection with the review of the quarterly financial statements.

Audit Committee Approval Policies and Procedures

The Audit Committee charter sets forth our policy regarding retention of the independent auditors, giving the Audit Committee responsibility for the appointment, replacement, compensation, evaluation and oversight of the work of the independent auditors. As part of this responsibility, our Audit Committee approves the audit and non-audit services performed by our independent auditors in order to assure that they do not impair the auditor’s independence from the Company. The Audit Committee has adopted a policy that sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditors may be approved.

VOTES REQUIRED

Approval of Proposal 3 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions are considered shares present and entitled to vote on this proposal and, thus, will have the same effect as a vote “AGAINST” this proposal.

The Board recommends you vote FOR the ratification of the selection of Marcum LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2022.

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PROPOSAL 4

APPROVAL OF ADJOURNMENT PROPOSAL, IF NECESSARY

In the event there are not sufficient votes at the time of the Annual Meeting to approve the Equity Plan, our Board of Directors may propose to adjourn the Annual Meeting to a later date or dates in order to permit the solicitation of additional proxies. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned and a new record date is set.

In order to permit proxies that have been received by us at the time of the Annual Meeting to be voted for an adjournment, if necessary, we have submitted this proposal to you as a separate matter for your consideration. In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning the Annual Meeting and any later adjournments. If shareholders approve this adjournment proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of approval of the Equity Plan, including the solicitation of proxies from shareholders who have previously voted against the proposal. Among other things, approval of the adjournment proposal could mean that, even if proxies representing a sufficient number of votes against the proposal to approve the Equity Plan have been received, we could adjourn the Annual Meeting without a vote and seek to convince the holders of those shares to change their votes to votes in favor of the plan.

The Board of Directors unanimously recommends that you vote “FOR” adjournment of the Annual Meeting, if necessary to solicit additional votes.

OTHER MATTERS

We do not presently know of any matters to be acted upon at the Annual Meeting other than the matters referred to in this Proxy Statement. If any other matter is properly presented, proxy holders will vote on the matter at their discretion.

DISSENTERS’ RIGHTS

Under Nevada law, there are no dissenter’s rights available to our common shareholders in connection with any matter submitted to a vote at the Annual Meeting.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is information regarding our directors and executive officers.

Name	Age	Position	Director Since
Michael Panosian	59	President, Chief Executive Officer, and Chairman of the Board of Directors (Principal Executive Officer)	January 1, 2012
Martin Galstyan	36	Chief Financial Officer (Principal Financial and Accounting Officer)	--
Joshua Keeler	43	Chief Design Officer	June 7, 2019
Zareh Khachatoorian	62	Chief Operating Officer and Secretary	--
Robert Faught	72	Director	November 14, 2018
Linda Moossaian	55	Director	December 12, 2019
William Placke	54	Director	June 11, 2021

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Directors serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the meeting of the Board following the Annual Meeting and until their successors have been elected and qualified.

Michael Panosian, Co-Founder, President, CEO and Chairman of the Board

Mr. Panosian co-founded our Company in 2012 and has been CEO, President, and Chairman of the Board since its inception. Mr. Panosian has over 25 years of experience in the commercialization process including innovation, design direction, product development, brand management, marketing, merchandising, sales, supply chain and finance. Mr. Panosian has deep knowledge of doing business in China where he managed large sourcing and manufacturing teams. Mr. Panosian's educational background is in technical aerospace engineering and is a graduate of Northrop University with specializations in helicopters and jet engines. He has been a visionary and an inventor throughout his career and is the holder of numerous patents and trademarks. Mr. Panosian's business background also includes construction and real-estate development and product design and innovation consultancy.

We believe Mr. Panosian is qualified to serve on our Board of Directors due to his business and leadership experience.

Martin Galstyan, Chief Financial Officer

Mr. Galstyan has been serving as the Chief Financial Officer of the Company since July 2, 2020. Mr. Galstyan joined the Company in 2012 as an account manager and became controller of the Company in 2014. Mr. Galstyan set up the Enterprise Resource Planning system for the Company and EDI (Electronic Data Interchange) for the Company’s big box retailers. Mr. Galstyan has a Bachelor’s in Accounting from Woodbury University in California.

Joshua Keeler, Co-founder, Chief Design Officer

As the Chief Design Officer at our Company, Mr. Keeler is responsible for all product development since the inception of the Company. Mr. Keeler co-founded our Company in 2012 and works directly with Mr. Panosian in bringing innovative ideas to market. Mr. Keeler is a graduate of Art Center College of Design with a Bachelor of Science (BS) in Industrial Design. Mr. Keeler has over 12 years of product development experience, working on projects spanning several fields, including automotive, personal electronics, sporting goods and a wide expanse of tools. From 1999 to 2000 he was co-owner and Vice President of Oracle Industrial Design, Co., a private company specializing in industrial design and product development. From August 2000 to April 2004, Mr. Keeler worked for Positec Power Tool Co., a private company in Suzhou, China, designing and creating a large innovation library of numerous power tool concepts. From August 2005 to April 2008, Mr. Keeler was the chief designer for Harbinger International, Inc. From August 2008 to April 2012, he was the chief designer for Pandun Inc, specializing in innovative tools and supporting products. He has lived in China and has extensive experience working directly with manufacturers to get designs into production.

We believe Mr. Keeler is qualified to serve on our Board of Directors given his depth of knowledge of our industry.

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Zareh Khachatoorian, Chief Operating Officer and Secretary

Mr. Khachatoorian has over thirty years of experience in the realms of corporate purchasing, product development, merchandising and operations. Before joining ToughBuilt in January 2016, Mr. Khachatoorian was the President of Mount Holyoke Inc. in Northridge, California, starting in May 2014. Mr. Khachatoorian led Mount Holyoke Inc. in the servicing of its entire import and distribution operations. From August 2008 to April 2014, Mr. Khachatoorian served as the Vice President of Operations at Allied International in Sylmar, California. At Allied, Mr. Khachatoorian was responsible for the management of overseas and domestic office employees and departments involved in the areas of procurement and purchasing, inventory management, product development, engineering, control and quality assurance, and other related areas. Mr. Khachatoorian holds a BS degree in Industrial Systems Engineering from the University of Southern California. Additionally, Mr. Khachatoorian has been credited as the inventor or co-inventor of more than twenty issued patents, as well as several pending patents with the USPTO. Mr. Khachatoorian is fluent in Armenian and Farsi.

Robert Faught, Director

Mr. Faught is President of RKF International a corporate distribution and advisory company. He currently sits on the board of Kansas City-based SmartHome Ventures, a private equity-backed company that he founded that has developed a worldwide platform for IoT (Internet of things) products. He is also a Board Advisor for TROC, a Miami-based company focused on the sales, marketing and merchandising of consumer products within the retail environment for cable, broadband, wireless and home security products. He is a member of the ToughBuilt Board of Directors, a public corporation based in Lake Forest, Ca. selling construction and communication products and accessories to retailers, military and international partners. He was previously a board member of Stratus Silver Lining, Inc a private equity-backed company that sold to Erickson in July of 2020. From 2003-2013, Mr. Faught was the Senior Vice President of Consumer Channels for Philadelphia-based Comcast. He created an industry-leading organization of retail, digital marketing and retail “store within a store” through a series of acquisitions and innovative solutions selling and marketing cable, broadband, telephone, wireless and home security, which resulted in a $4.5BB division. He negotiated the industry’s first extensive retail contracts, generating distribution in over 10,000 retail stores nationwide. He represented the cable industry as the Chairman of the Consumer/Retail Committee for CTAM the cable industry's Washington DC-based public interest firm. From 2001-2003, Mr. Faught was the President and CEO of Atlanta-based Enrev Power Solutions. He was recruited by the Board to grow revenues and position the firm for a favorable initial public offering (IPO). He built, trained and led a high–performance cross-functional management team of Sales, Marketing, Finance, R&D and IT personnel. In 1998, Mr. Faught was recruited by the Chairman of Philips Electronics to be the President of the Americas Region. He was brought in to lead a turnaround and assume accountability for North and South America. He increased the distribution and sales of several lines of consumer electronic products, which lead to a $3.0BB joint venture with Lucent Technologies. In addition, Mr. Faught directed a team of twenty-five Senior Managers and 12,000 employees, oversaw the manufacturing of products in Guadalajara, Mexico, and traveled extensively to Paris to source European goods and expand the product portfolio. He also sat on Tom Wheeler’s (FCC Chairman) CTIA board in Washington. Before 1998, Mr. Faught worked in Los Angeles for L.A. Cellular and in Atlanta for Bell South Cellular, where he managed consumer sales and marketing. Prior experiences also include leading Atari and Activision in senior sales and marketing roles. Mr. Faught has a BA degree in communications from John Carroll University, Cleveland, Ohio.

We believe Mr. Faught is qualified to serve on our Board of Directors given his leadership and business experience.

Linda Moossaian, Director

Linda Moossaian is an achievement-oriented financial strategist with an exceptional record of successful initiatives in financial planning, profit optimization, joint venture accounting, and treasury management. She has a strong history of forging strategic partnerships with senior management, including CEOs and CFOs as well as key stakeholders to drive financial objectives, make strategic decisions, and analyze value-added analytics. Ms. Moossaian has a sophisticated understanding of long-range budget preparation, GAAP accounting, M&A, planning models, financial forecasting & analysis, decision support, accounting procedures, and continuous process improvement. Her advanced critical thinking, analytical, qualitative, and quantitative analysis skills have been developed through positions in corporate and public accounting and consulting. She currently is the Executive Director, Theatrical Production Finance for WarnerMedia in Burbank, CA, a position she has held since August 2021. Ms. Moossaian is currently the Director, Audit & Controls-WBTV Financial Administration, Director, Theatrical Production Finance and Director, Financial Planning & Analysis for Warner Bros. Discover.

We believe Ms. Moossaian is qualified to serve on our Board of Directors given her expertise in finance and business.

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William Placke, Director

William “Bill” Placke has been serving as the Executive Vice President of Corporate Development and Operations of TruU, Inc., a Silicon Valley-based cybersecurity company, since April 2022. Additionally, since September 2021, he has been serving as an advisor for an Infrastructure Venture Capital fund, GlenMartin. Bill served as the Executive Vice President of Corporate Development and Strategic Alliances for StratusWorX, a Silicon Valley technology company, from June 2016 until its acquisition in August 2020 by Ericsson Wireless Office, a publicly listed, global company with more than 100,000 employees operating in over 120 countries. From August 2020 to August 2021, Bill was the Head of Strategic Partnerships and Business Development for Ericsson Wireless Office. From June 2016 to June 2017, Bill served as Executive Vice President of Corporate Development at Console Connect, a SaaS and network company in Silicon Valley acquired by PCCW in August 2017. Prior to this, he was the Executive Vice President, General Counsel, and Company Secretary of Digital Globe Services, a London Stock Exchange-listed digital media company from January 2010 to July 2016. Bill has served in executive roles at Charter Communications and in board positions, as a member of the Investment Committee, and as Sr. Director of Legal Mergers & Acquisitions at United Pan-Europe Communications/Liberty Global.

Bill began his career as a corporate, M&A (mergers and acquisitions), and initial public offering (IPO) attorney with the law firm of Roberts, Sheridan & Kotel in New York (now Dickstein, Shapiro) and later as a cross-border mergers and acquisitions attorney at Clifford Chance, LLP, one of the largest law firms in the world. Bill has served on the Board of Directors of companies in the US, Netherlands, UK, Ireland, and France and has published articles and cited in multiple legal reviews and business reviews on various topics from corporate governance to cross-border mergers and acquisitions and securities issues. Bill earned his law degree (J.D.) from St. John’s University School of law in May 1994, a Diploma in European Union Law from King’s College London in 2000, and his undergraduate degree in Business Administration from the University of Dayton in 1989. He has been licensed to practice law in New York since November 1994 and is a member in good standing with the New York Bar. ToughBuilt’s Board of Directors has determined that Mr. Placke’s legal expertise and extensive international experience in corporate finance, mergers and acquisitions, and securities offerings would be valuable to the Company’s growth during the Company’s recent rapid growth.

We believe Mr. Placke is qualified to serve on our Board of Directors due to his legal expertise and extensive international experience in corporate finance, mergers and acquisitions, and securities offerings.

BOARD MEETING QUORUM REQUIREMENTS

Our bylaws (the “Bylaws”) provide that a majority of the total number of directors then in office will constitute a quorum.

Our Board of Directors meets periodically during the year to review significant developments affecting us and to act on matters requiring the approval of our Board of Directors. In 2022, our Board met two times. During 2022, each director, other than Joshua Keeler, attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he served.

We encourage our directors and nominees to attend our Annual Meeting.

BOARD COMMITTEES

Our Board has established an Audit Committee, a Compensation Committee, and Nominating and Corporate Governance Committee, each with its own charter posted on our website at www.toughbuilt.com. These committees aim to strengthen and support our corporate governance structure.

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SECTION 16(A) REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that executive officers and directors, and any persons who own more than ten percent of a registered class of the Company’s equity securities file reports of ownership and changes in ownership with the SEC. Specific dates for such filings have been established by the SEC, and the Company is required to report in this Annual Report on Form 10-K any failure to file reports in a timely manner in 2021. Joshua Keeler, the Chief Design Officer of the Company, failed to file a Form 4 in a timely manner regarding his grant of stock options on September 14, 2018, which was subsequently filed with the SEC on April 12, 2022. Also, Robert Faught, a director of the Company’s Board of Directors failed to file a Form 3 in a timely manner reporting his appointment to the Board of Directors on June 11, 2021, which was subsequently filed with the SEC on April 12, 2022. Other than the foregoing, the Company believes that applicable Section 16(a) filing requirements were met during 2021 by its directors and executive officers.

CODE OF ETHICS

We have adopted a written Code of Business Conduct and Ethics (the “Code”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code on our website, www.toughbuilt.com. In addition, we will post on our website all disclosures that are required by law or the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) concerning any amendments to, or waivers from, any provision of the Code.

BOARD DIVERSITY MATRIX

On August 6, 2021, the SEC approved Nasdaq’s proposed rule changes regarding board diversity, which require listed companies to:

●	disclose statistical information regarding the diversity of the company’s board; and

●	have, or explain why they do not have, at least two diverse directors on the board of directors.

Nasdaq-listed companies, subject to certain exceptions, must disclose statistical information on the company’s board of directors related to a director’s self-identified gender, race, and self-identification as LGBTQ+. Nasdaq Rule 5606 of the Nasdaq Listing Rules includes a uniform matrix format for the disclosure, which companies are required to provide annually in their proxy statement or on their website.

Companies must disclose the board matrix by the later of:

●	August 8, 2022; or

●	the date the company files its proxy or information statement for its annual shareholders' meeting being held in 2022.

Nasdaq-listed companies, with certain exceptions, will also need to either:

●	Have at least:

o	one director who self-identifies as female, without regard to the individual’s designated sex at birth; and

o	one director who self-identifies as an “underrepresented minority” or LGBTQ+, as defined in the proposal.

●	Explain why the company does not have at least two directors on its board who self-identify in the categories listed above.

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Nasdaq Rule 5605 includes scaled board diversity requirements for smaller reporting companies, foreign issuers and companies with boards comprised of five or fewer directors. In addition, the board diversity requirement will be phased in for each of Nasdaq’s three tiers. Since the Company is listed on the Nasdaq Capital Market, the Company has until August 2023 to have at least one diverse director and until August 2026 to have two diverse directors, or explain why they do not in either case.

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (as of the Record Date)

Total Number of Directors:	5

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender

Directors	1	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Our Board of Directors seeks members from diverse professional backgrounds who combine a solid professional reputation and knowledge of our business and industry with a reputation for integrity. Our Board of Directors does not have a formal policy concerning diversity and inclusion but is in the process of establishing a policy on diversity. Diversity of experience, expertise, and viewpoints is one of many factors the Nominating and Corporate Governance Committee considers when recommending director nominees to our Board of Directors. Further, our Board of Directors is committed to actively seeking highly qualified women and individuals from minority groups and the LGTQ+ community to include in the pool from which new candidates are selected. Our Board of Directors also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our Company.

ROLE AND COMPOSITION OF THE BOARD

Chairperson of the Board

Our Board of Directors currently has no established policy on whether the roles of Chief Executive Officer and Chairperson of the Board of Directors should be separated. Our Board of Directors believes that it is most appropriate to make that determination based on the Company’s circumstances. Mr. Panosian services as our Chief Executive Officer and Chairperson of our directors. The Board of Directors does not believe that introducing an independent Chairperson would provide appreciably better direction for the Company. Also, the Board does not have a lead independent director. The Board of Directors believes its current structure is functioning effectively.

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Board Risk Oversight

Our Board of Directors as a whole has responsibility for risk oversight. Our Board of Directors exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of our Board of Directors and its committees are informed by reports from our management teams to provide visibility to our Board of Directors about the identification, assessment, and management of key risks and our management’s risk mitigation strategies. Our Board of Directors has primary responsibility for evaluating strategic and operational risks, including those related to significant transactions. Our Audit Committee has primary responsibility for overseeing our major financial and accounting risk exposures and, among other things, discusses guidelines and policies with respect to assessing and managing risk with management and our independent auditor. Our Compensation Committee has responsibility for evaluating risks arising from our compensation and people policies and practices. Our Nominating and Corporate Governance Committee has responsibility for evaluating risks relating to our corporate governance practices. Our committees and management provide reports to our Board of Directors on these matters.

In its governance role, and particularly in exercising its duty of care and diligence, our Board of Directors is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board of Directors has broad and ultimate oversight responsibility for our risk management processes and programs, and executive management is responsible for the day-to-day evaluation and management of risks to the Company. We do not have a policy as to whether our Chairperson and Chief Executive Officer’s roles should be separate. Instead, our Board of Directors makes this determination based on what best serves our Company’s needs at any given time.

Director Independence

Under the rules of The Nasdaq Stock Market, LLC (“Nasdaq”), where our common stock trades, independent directors must constitute a majority of a listed company’s Board of Directors. Also, the Nasdaq rules require that each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent, subject to specified exceptions. Audit Committee members must also satisfy the independence criteria outlined in Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” of a company if such director is not an executive officer or employee of such company or, in the opinion of such company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fees from the listed company or any of its subsidiaries, or be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of each director’s independence and considered whether any director has a material relationship with us that could compromise the director’s ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that each member of the board, other than Michael Panosian, the Chief Executive Officer of the Company, and Joshua Keeler, our Chief Design Officer, are “independent directors” as defined in Nasdaq Listing Rules and SEC Rule 10A-3 promulgated under the Exchange Act. A majority of our directors are and will continue to be independent, as required under applicable Nasdaq rules. As required under applicable Nasdaq rules, our independent directors have and will continue to meet in regularly scheduled executive sessions at which only independent directors are present.

Our Board of Directors also determined that each member of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee satisfy the independence standards for those committees established by the SEC’s and Nasdaq’s applicable rules and regulations.

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In making these determinations, our Board of Directors considered the relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including each non-employee director’s beneficial ownership of our capital stock.

Executive Sessions of Independent Directors

Independent members of our Board of Directors convene executive sessions from time to time as deemed necessary or appropriate. These sessions generally are without the presence of our non-independent directors or members of the Company’s management.

Board Committees

Our Board of Directors has three standing committees, an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. As of this proxy statement’s date, the composition and primary responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Audit Committee

Under Nasdaq Rule 5605(c)(2), we are required to have an audit committee of at least three members, each of whom must: (i) be an independent director as defined under Rule 5605(a)(2); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company’s balance sheet, income statement, and cash flow statement. Additionally, each Company must have at least one member of the audit committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Our Audit Committee currently consists of Linda Moossaian, Robert Faught and William Placke, all of whom are deemed to be independent directors under Nasdaq Rule 5605(a)(2) and Rule 10A-3 of the Exchange Act. Ms. Moossaian serves as the Chairperson of the Audit Committee and also qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

We are required to provide the Audit Committee with the appropriate funding for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for ToughBuilt, (ii) compensation to any advisors employed by the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee holds meetings as often as required, but no less than two (2) times per year. Minutes of each meeting of the Audit Committee are prepared and filed in the minute book of the Board of Directors.

The Audit Committee assists our Board in its oversight of (1) the integrity of our financial statements, (2) the independent auditor’s qualifications and independence, (3) the performance of our internal audit function and independent auditors, and (4) our compliance with legal and regulatory requirements not specifically delegated to our other committees. In particular, the Audit Committee has the following duties:

●	appointing, compensating, retaining and overseeing the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for ToughBuilt, and each such registered public accounting firm must report directly to the Audit Committee;

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●	the selection and oversight of the internal auditor;

●	reviewing and approving the appointment and replacement of the head of the internal auditing department;

●	advising the head of the internal auditing department that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management’s responses thereto;

●	recommending and approving the compensation plan for the head of internal audit in consultation with management;

●	advising management, the internal auditing department and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices and significant internal audit controls and procedures;

●	reviewing and approving the annual audit plan and audit fee submitted by the independent auditors and discussing with the independent auditors the overall approach to and scope of the audit examination with particular attention focused on those areas where either the Audit Committee, the Board, management or the independent auditors believe the special emphasis is desirable;

●	reviewing and discussing with the independent auditors and management the audited financial statements, the results of the audit and the independent auditors’ report or opinion on matters related to the performance of such audit;

●	reviewing any other financial statements or reports, as requested by management or determined by the Audit Committee, which are required to be filed with any federal, state or local regulatory agency prior to filing with the appropriate regulatory body;

●	reviewing and reassessing the adequacy of the Audit Committee charter on an annual basis, and making recommendations as to changes thereto as may be necessary or appropriate; and

●	reporting its activities to the full Board on a regular basis, and making such recommendations the Audit Committee deems necessary or appropriate.

The Audit Committee’s charter is available free of charge on the Company’s website, www.toughbuilt.com.

The Audit Committee held four meetings in 2021.

Compensation Committee

The Compensation Committee consists of at least two members of our Board, each of whom, following the time at which we are no longer a “controlled company” as defined under the Nasdaq rules, shall qualify as “independent” under the Nasdaq independence rules and shall also be “Non-Employee Directors” as defined by Rule 16b-3 under the Exchange Act. The members of our Compensation Committee elect a chairperson to preside at all meetings of the Compensation Committee. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as the Compensation Committee may deem appropriate, provided the subcommittees are composed entirely of directors who meet the above-listed criteria.

Our Compensation Committee currently consists of Linda Moossaian, Robert Faught and William Placke, all of whom are deemed to be independent directors under Nasdaq Rule 5605(a)(2). Mr. Placke serves as the Chairperson of the Compensation Committee

The Compensation Committee holds meetings as often as required. Minutes of each meeting of the Compensation Committee are prepared and are filed in the minute book of our Board.

The Compensation Committee is established to discharge certain of our Board’s responsibilities relating to the compensation of our executive officers and directors. In particular, the Compensation Committee has the following duties:

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●	making and approving all option grants and other issuances of our equity securities to our chief executive officer and other executive officers;

●	approving all other option grants and issuances of our equity securities as compensation, and recommending that our full Board make and approve such grants and issuances;

●	establishing corporate and individual goals and objectives relevant to the compensation of our chief executive officer and other executive officers, and evaluating each such officer’s performance in light of those goals and objectives and certifying achievement of such goals and objectives;

●	determining the compensation of our Chief Executive Officer;

●	determining the compensation of the Chairman of our Board and reviewing and making recommendations to our Board regarding director compensation;

●	recommending the compensation of our executive officers (other than the chief executive officer) to our Board for determination;

●	administering our cash and equity incentive plans;

●	preparing an annual compensation discussion and analysis for inclusion in our annual proxy statement in accordance with applicable SEC rules and regulations, which shall be prepared following discussion thereof with our management;

●	reviewing and evaluating, at least annually, the Compensation Committee charter and the adequacy of the Compensation Committee charter, as well as the performance of the Compensation Committee; and

●	performing any other duties or responsibilities expressly delegated to the Compensation Committee by our Board from time to time.

The Compensation Committee’s charter is available free of charge on the Company’s website, www.toughbuilt.com.

The Compensation Committee held two meetings in 2021.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Linda Moossaian, Robert Faught and William Placke, each of whom is an independent director under the Nasdaq rules. Mr. Faught serves as the Chairperson of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee is responsible for recommending to the Board of Directors nominees for election to our Board of Directors at each annual meeting of shareholders and identifying one or more candidates to fill any vacancies that may occur on our Board of Directors. New candidates may be identified through recommendations from existing directors or management, consultants, or third-party search firms, discussions with other persons who may know of suitable candidates to serve on our Board of Directors, and shareholder recommendations. Evaluations of prospective candidates typically include a review of the candidate’s background and qualifications by the Nominating and Corporate Governance Committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions within the committee and the board. The Nominating and Corporate Governance Committee then recommends candidates to the board, with the full Board of Directors selecting the candidates to be nominated for election by the shareholders or appointed by the Board of Directors to fill a vacancy.

The Nominating and Corporate Governance Committee has a charter (which is reviewed annually) and performs several functions. The Nominating and Corporate Committee’s charter is available free of charge on the Company’s website, www.toughbuilt.com. The Nominating and Corporate Committee met one time in 2021.

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SHAREHOLDER RECOMMENDATIONS

The Nominating and Corporate Governance Committee will consider director candidates proposed by shareholders and recommendations from other sources. Additional information regarding the process for properly submitting shareholder nominations for nomination candidates to our Board of Directors is outlined in the section titled “Shareholder Proposals for the 2023 Annual Meeting” in this proxy statement.

BOARD SELF-ASSESSMENT

At least annually, the Board, or a committee designated by the Board, will oversee an evaluation of the performance of the Board against our Corporate Governance Guidelines. As part of this process, the Board will conduct a self-evaluation to determine whether the Board and its committees are functioning effectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of our Compensation Committee are Linda Moossaian, Robert Faught and Wiliam Placke. None of our Compensation Committee members is or was during 2021, an officer or employee of ours. None of our Compensation Committee members had any relationships requiring disclosure by the Company under Item 404 of Regulation S-K in 2021. None of our executive officers currently serves, or in the past year, has served as a member of the Board of Directors or Compensation Committee of any entity with one or more executive officers serving on our Board of Directors or Compensation Committee.

DIRECTOR COMPENSATION

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

Our Compensation Committee approved the following annual cash retainers for each of our non-employee directors: $75,000 for service as a member of the Board and Chairperson of one of the Board’s committees. For 2021, our non-employee directors received prorated cash retainers for their service as directors in 2021 in the amounts set forth in the table below.

The table below sets forth information regarding non-employee director compensation for the year ended December 31, 2021.

Director Compensation

As of December 31, 2021

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Robert Faught	50,000	-	-	-	-	50,000
Linda Moossaian	50,000	-	-	-	-	50,000
William Placke	31,250	-	-	-	-	31,250

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Participation of Employee Directors; New Directors

Unless separately and specifically approved by the Compensation Committee in its discretion, no employee director of our Company shall be entitled to receive any remuneration for serving as a director (other than expense reimbursement as per prevailing policy). Michael Panosian and Joshua Keeler are considered employee directors because they are also executive officers of the Company.

New directors joining our Board of Directors shall be entitled to a prorated portion (based on months to be served in the fiscal year in which they join) of cash and stock options or other equity incentive awards (if applicable) for the applicable fiscal year at the time they join our Board of Directors.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

The Nevada Revised Statutes (NRS) provides that a Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he is not liable pursuant to NRS Section 78.138 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. NRS Chapter 78 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if he is not liable pursuant to NRS Section 78.138 or acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court or other court of competent jurisdiction in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court or other court of competent jurisdiction shall deem proper.

Our bylaws provide that we may indemnify our officers, directors, employees, agents, and any other persons to the maximum extent permitted by the NRS.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers or persons controlling us according to the preceding provisions, we have been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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AUDIT COMMITTEE REPORT

The following report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any other of the Company’s filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

The Audit Committee is comprised of three non-management directors, each of whom is independent as that term is defined in the Nasdaq Marketplace Rules and satisfies the audit committee independence standard under Rule 10A-3(b)(1) of the Exchange Act.

The Audit Committee operates under a written Audit Committee charter that was approved by the Audit Committee and Board of Directors. The Audit Committee held four meetings during 2021.

The Audit Committee has reviewed and discussed with the management of the Company and Marcum LLP, the independent registered public accounting firm for the Company, the audited financial statements of the Company for the year ended December 31, 2021. The Audit Committee has discussed with Marcum LLP the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board, as in effect on the date of this proxy statement.

Marcum LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence, and the Audit Committee discussed with Marcum LLP the latter’s independence, including whether its provision of non-audit services compromised such independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

Submitted by the Members of the Audit Committee,

Linda Moossaian (Chairperson)
Robert Faught
William Placke

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EXECUTIVE COMPENSATION

The following table summarizes compensation for the years ended December 31, 2021 and 2020 for all individuals serving as the Company’s principal executive officer or acting in a similar capacity during the last completed fiscal year (“PEO”), regardless of compensation level, two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed fiscal year; and up to two additional individuals for whom disclosure would have been provided pursuant to paragraph (m)(2)(ii) of Item 402 of Regulation S-K but for the fact that the individual was not serving as an executive officer of the smaller reporting company at the end of the last completed fiscal year (each a “Named Executive Officer”).

Summary Compensation Table

Name and Position	Fiscal Year Ended December 31,	Salary ($)	All Other Compensation ($) (1)	Total ($)
Michael Panosian	2021	435,000	29,615	464,615
Chief Executive Officer, President (PEO)	2020	444,500	18,510	463,010

Martin Galstyan	2021	230,000	-	230,000
Chief Financial Officer (2)	2020	210,000	9,135	219,135

Joshua Keeler	2021	450,000	20,072	470,072
Chief Design Officer	2020	353,125	13,702	366,827

Zareh Khachatoorian	2021	230,000	-	230,000
Chief Operating Officer	2020	230,000	8,846	238,846

(1)	Vacation pay and other.

(2)	Martin Galstyan was appointed as Chief Financial Officer of the Company on July 2, 2020.

EMPLOYMENT AND RELATED AGREEMENTS

Except as set forth below, we currently have no other written employment agreements with any of our officers and directors. The following is a description of our current executive employment agreements:

AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS

We have entered into written employment agreements with each of our named executive officers, as described below. Each of our named executive officers has also executed our standard form of confidential information and invention assignment agreement.

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Employment Agreement with Michael Panosian

We entered into an Employment Agreement with Mr. Panosian on January 3, 2017 (the “Panosian Employment Agreement”) that governs the terms of his employment with us as President and Chief Executive Officer. Under the terms of this agreement, Mr. Panosian received a “sign-on-bonus” of $50,000. The term of the Panosian Employment Agreement is for five years. Under the Panosian Employment Agreement, Mr. Panosian is entitled to an annual base salary of $350,000 beginning on January 1, 2017, and increasing by 10% each year commencing on January 1, 2018. Mr. Panosian was also granted a stock option to purchase 125,000 shares of the Company’s common stock at an exercise price of $10.00 per share. The Panosian Employment Agreement also entitles Mr. Panosian to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus at the sole discretion of the Board and as determined by the Compensation Committee commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity-based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers; and (iii) participation in welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

The Panosian Employment Agreement expired on January 3, 2017. The Board intends to enter into a new employment agreement with Mr. Panosian, subject to the parties agreeing on the terms of such agreement.

Employment Agreement with Joshua Keeler

We entered into an Employment Agreement with Mr. Keeler on January 3, 2017 (the “Keeler Employment Agreement,” and together with the Panosian Employment Agreement (the “NEO Employment Agreements”)) that governs the terms of his employment with us. Under the terms of this agreement, Mr. Keeler received a “sign-on-bonus” of $35,000. The term of the Keeler Employment Agreement is for five years and Mr. Keeler is entitled to an annual base salary of $250,000 beginning on January 1, 2017, and increasing by 10% each year commencing on January 1, 2018. The Keeler Employment Agreement also entitles Mr. Keeler to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus at the sole discretion of the Board and as determined by the Compensation Committee commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity-based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

The Keeler Employment Agreement expired on January 3, 2017. The Board intends to enter into a new employment agreement with Mr. Keeler, subject to the parties agreeing on the terms of such agreement.

Potential payments to Messrs. Panosian and Keeler upon termination or change in control

Pursuant to the NEO Employment Agreements, regardless of the manner in which Messrs. Panosian and Mr. Keeler’s service terminates, each executive officer is entitled to receive amounts earned during his term of service, including salary and other benefits. In addition, each of them is eligible to receive certain benefits pursuant to his appliable agreement with us described above.

The Company is permitted to terminate the employment of Mr. Panosian and Mr. Keeler for the following reasons: (1) death or disability, (2) termination for Cause (as defined below) , or (3) for no reason.

Each such officer is permitted termination for “Good Reason” (as defined below) of such officer’s employment. In addition, each such officer may terminate his employment upon written notice to the Company 90 days prior to the effective date of such termination.

In the event of such officer’s death during the employment period or termination due to such officer’s disability, such officer or his beneficiaries or legal representatives shall be provided the sum of (a) an amount equal to two times the officer’s then prevailing base salary and (b) the bonus that would have been payable to such officer subject to any performance conditions and (c) certain other benefits provided for in the applicable NEO Employment Agreement.

In the event of such officer’s termination for Cause by the Company or the termination of such officer’s employment as a result of such officer’s resignation other than a termination for Good Reason, such officer shall be provided certain benefits provided in the applicable NEO Employment Agreement and payment of all accrued and unpaid compensation and wages, but such officer shall have no right to compensation or benefits for any period after the effective date of termination.

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Under the NEO Employment Agreements, “Cause” means such officer wilfully engages in an act or omission which is in bad faith and to the detriment of the Company, engages in gross misconduct, gross negligence, or willful malfeasance, in each case that causes material harm to the Company, breaches his applicable agreement in any material respect, habitually neglects or materially fails to perform his duties (other than any such failure resulting solely from such officer’s physical or mental disability or incapacity) after a written demand for substantial performance is delivered to such officer which identifies the manner in which the Company believes that such officer has not performed his duties, commits or is convicted of a felony or any crime involving moral turpitude, uses drugs or alcohol in a way that either interferes with the performance of his duties or compromises the integrity or reputation of the Company, or engages in any act of dishonesty involving the Company, disclosure of Company’s confidential information not required by applicable law, commercial bribery, or perpetration of fraud; provided, however, that such officer shall have at least forty-five (45) calendar days to cure, if curable, any of the events which could lead to his termination for Cause.

Under the NEO Employment Agreements, “Good Reason” means any of the following that are undertaken without the officer’s express written consent: (i) the assignment to such officer of principal duties or responsibilities, or the substantial reduction of such officer’s duties and responsibilities, either of which is materially inconsistent with such officer’s position as President and Chief Executive Officer of the Company or Vice President of Research and Development, as applicable; (ii) a material reduction by the Company in such officer’s annual base salary, except to the extent the salaries of other executive employees of the Company and any other controlled subsidiary of the Company are similarly reduced; (iii) such officer’s principal place of business is, without his consent, relocated by a distance of more than thirty (30) miles from the center of Glendale, California; or (iv) any material breach by the Company of any provision of the employment agreements.

Involuntary Termination other than for Cause, Death or Disability or Voluntary Termination for Good Reason

If, within twenty-four (24) months following a Change of Control, the officer’s employment is terminated involuntarily by the Company other than for Cause, death, or Disability or by such officer pursuant to a voluntary termination for Good Reason, and such officer executes and does not revoke a general release of claims against the Company and its affiliates in a form acceptable to the Company, then the Company shall provide such officer with, among other benefits, a lump-sum payment in the amount equal to four times such officer’s then prevailing base salary in the case of Mr. Panosian and three times such officer’s then prevailing base salary in the case of Mr. Keeler, plus the officer’s target for the annual short term incentive portion of the corporate bonus program for such year as in effect immediately prior to such termination, in addition to any other earned but unpaid base salary or vacation pay due through the date of such termination, as well as a pro rata portion of the executive’s annual short term incentive portion of the corporate bonus program for such year (if any) and a pro rata portion of the executive’s long-term incentive portion of the corporate bonus program (if any).

Under the NEO Employment Agreements, “Change of Control” means the occurrence of any of the following events: (i) a change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change of Control; (ii) a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; provided, however, if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change of Control; or (iii) a change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s shareholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

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Employment Agreement with Zareh Khachatoorian

We entered into an Employment Agreement with Mr. Khachatoorian on January 3, 2017 (the “Khachatoorian Employment Agreement”) that governs the terms of his employment with us as Chief Operating Officer and Secretary. The term of this agreement was for an initial term of three years with automatic one-year renewals unless either party gives the other party gives ninety (90) calendar days written notice of nonrenewal prior to the expiration of the then current term. Mr. Khachatoorian is entitled to an annual base salary of $180,000 beginning on January 1, 2017 and increasing by 10% each year commencing on January 1, 2018. The Khachatoorian Employment Agreement also entitles Mr. Khachatoorian to, among other benefits, the following compensation: (i) eligibility to receive an annual cash bonus at the sole discretion of the Board and as determined by the Compensation Committee commensurate with the policies and practices applicable to other senior executive officers of the Company; (ii) an opportunity to participate in any stock option, performance share, performance unit or other equity-based long-term incentive compensation plan commensurate with the terms and conditions applicable to other senior executive officers and (iii) participation in welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent available to our other senior executive officers.

The Company is permitted to terminate the employment of Mr. Khachatoorian for the following reasons: (1) death or disability, (2) termination for Cause (as defined above) or (3) for no reason. In the event of Mr. Khachatoorian’s (i) death or disability, or (ii) termination for Cause by the Company, Mr. Khachatoorian or his beneficiaries or legal representatives shall be entitled to payment for all accrued and unpaid compensation and wages and in addition pay to Mr. Khachatoorian a sum equivalent to one month’s salary, but shall have no right to compensation or benefits for any period subsequent to the effective date of his death or disability.

In the event of the termination of Mr. Khachatoorian’s employment for Good Reason, he shall be provided certain benefits listed in the Khachatoorian Employment Agreement and payment of all accrued and unpaid compensation and wages, but the executive shall have no right to compensation or benefits for any period subsequent to the effective date of termination.

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Outstanding Equity Awards at December 31, 2021

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Michael Panosian, CEO & Pres. (PEO)	83	(1)	-	-	$15,000	1/3/2022
	133	(2)	-	-	$6,435	6/30/2023
Joshua Keeler, CDO	133	(3)	-	-	$6,435	6/30/2023
Zareh Khachatoorian, COO	73	(4)	-	-	$5,850	6/30/2023

(1)	On January 3, 2017, the Company granted Michael Panosian an incentive stock option to purchase 125,000 shares of common stock for $10.00 per share under the Company’s 2016 Equity Incentive Plan. The option vested in 25% equal increments commencing on the first anniversary of the date of grant and expires on the fifth anniversary of the date of grant. Due to the 1-for-2, 1-for-10 and 1-for-150 reverse stock splits of the Company’s common stock on September 3, 2018, April 15, 2020, and April 25, 2022 respectively, the amount of shares issuable upon the exercise of the stock option was adjusted to 83 and the exercise price was adjusted to $15,000 per share. As of December 31, 2021, the option was 100% vested but expired on January 3, 2022.

(2)	On September 14, 2018, the Company granted Michael Panosian an incentive stock option to purchase 200,000 shares of common stock for $4.29 per share under the Company’s 2018 Equity Incentive Plan. The option vests in 25% equal increments commencing on the date of grant and each anniversary of the date of grant and expires on the fifth anniversary of the date of grant. Due to the 1-for-10 and 1-for-150 reverse stock splits of the Company’s common stock on April 15, 2020 and April 25, 2022, respectively, the amount of shares issuable upon the stock option was adjusted to 133 and the exercise price was adjusted to $6,435 per share. As of December 31, 2021, the option was 100% vested.

(3)	On September 14, 2018, the Company granted Joshua Keeler an incentive stock option to purchase 200,000 shares of common stock for $4.29 per share under the Company’s 2018 Equity Incentive Plan. The option vests in 25% equal increments commencing on the date of grant and each anniversary of the date of grant and expires on the fifth anniversary of the date of grant. Due to the 1-for-10 and 1-for-150 reverse stock splits of the Company’s common stock on April 15, 2020 and April 25, 2022, respectively, the amount of shares issuable upon the stock option was adjusted to 133 and the exercise price was adjusted to $6,435 per share. As of December 31, 2021, the option was 100% vested.

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(4)	On September 14, 2018, the Company granted Zareh Khachatoorian an incentive stock option to purchase 110,000 shares of common stock for $3.90 per share under the Company’s 2018 Equity Incentive Plan. The option vests in 25% equal increments commencing on the date of grant and each anniversary of the date of grant and expires on the fifth anniversary of the date of grant. Due to the 1-for-10 and 1-for-150 reverse stock splits of the Company’s common stock on April 15, 2020 and April 25, 2022, respectively, the amount of shares issuable upon the stock option was adjusted to 73 and the exercise price was adjusted to $5,850 per share. As of December 31, 2021, the option was 100% vested.

The 2016 Equity Incentive Plan

The 2016 Equity Incentive Plan was adopted by the Board and approved by the shareholders on July 6, 2016. The awards per the 2016 Plan may be granted through July 5, 2026 to the Company’s employees, consultants, directors, and non-employee directors provided such consultants, directors, and non-employee directors render good faith services not in connection with the offer and sale of securities in a capital-raising transaction. The awards issuable under the 2016 Plan consist of incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”), restricted stock awards, stock bonus awards, stock appreciation rights (“SARs”), restricted stock units (“RSUs”) and performance awards (collectively, the “Awards”). The 2016 Plan shall be administered by a committee of the Board or the Board.

ISOs may be granted only to employees. All other awards (“Awards”) may be granted to employees, consultants, directors and non-employee directors of the Company or any subsidiary of the Company; provided such consultants, Directors and Non-employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

Options may be vested and exercisable within the times or upon the conditions as set forth in the award agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of 10 years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee or Board also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of shares or percentage of shares as the Committee or Board determines.

Under the 2016 Plan, the exercise price of an option will be determined by the Committee or if there is no committee, the Board when the option is granted; provided that: (i) the exercise price of an Option will not be less than 100% of the fair market value of the shares on the date of grant and (ii) the exercise price of any ISO granted to a 10% shareholder will not be less than 110% of the Fair Market Value of the shares on the date of grant.

Under the 2016 Plan, the term “Fair Market Value” is defined, as of any date, the value of a share of the Company’s common stock determined as follows: (a) if such common stock is publicly traded and is then listed on a national securities exchange, the closing price on the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as officially quoted in the composite tape of transactions on such exchange or such other source as the Committee deems reliable for the applicable date; (b) if such common stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; (c) in the case of an Option or SAR grant made on the effective date, the price per share at which shares of the Company’s common stock are initially offered for sale to the public by the Company’s underwriters in the IPO of the Company’s common stock pursuant to a registration statement filed with the SEC under the Securities Act.

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If the number of outstanding shares of common stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of shares reserved for issuance and future grant under the 2016 Plan, (b) the exercise prices of and number of shares subject to outstanding Options and SARs, (c) the number of shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in the 2016 Plan, (e) the maximum number of shares that may be issued to an individual or to a new employee in any one calendar year set forth in the 2016 Plan and (f) the number of shares that are granted as Awards to non-employee Directors, shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and in compliance with applicable securities laws; provided that fractions of a share will not be issued.

The maximum number of shares of our common stock that may be issued under the 2016 Plan is 100,000 shares, which amount will be (a) reduced by Awards granted under the 2016 Plan, and (b) increased to the extent that Awards granted under the 2016 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2016 Plan). No employee will be eligible to receive more than 12,500 shares of common stock in any calendar year under the 2016 Plan under the grant of Awards.

The initial number of shares of common stock authorized and reserved for issuance under the 2016 Plan was 12 million. The amount was subsequently reduced to 2 million due to the Company’s 1-for-6 reverse stock split on October 5, 2016, then to 1 million for the Company’s 1-for-2 reverse stock split on September 3, 2018, then to 100,000 shares for the Company’s 1-for-10 reverse stock split on April 15, 2020. The amount was reduced to 667 shares for the 1-for-150 reveres stock split on April 25, 2022.

The 2018 Equity Incentive Plan

On July 1, 2018, the Board and the shareholders of the Company approved and adopted the Company’s 2018 Equity Incentive Plan. The 2018 Plan supplements, and does not replace, the existing 2016 Equity Incentive Plan. Awards may be granted under the 2018 Plan through June 30, 2023 to the Company’s employees, officers, consultants, and non-employee directors.

The Awards issuable under the 2018 Plan consist of ISOs and NQSOs, restricted stock awards, stock bonus awards, SARs, restricted stock and RSUs, performance awards and other share-based awards. The Board may delegate all or a portion of the administration of the 2018 Plan to a Committee. The Board shall administer the 2018 Plan unless and until the Board delegates administration of the 2018 Plan to a Committee.

The initial number of shares of common stock authorized and reserved for issuance under the 2018 Plan was 2 million. The amount was subsequently reduced to 1 million due to the Company’s 1-for-2 reverse stock split on September 3, 2018. On April 12, 2019, the Board and shareholders approved increasing the number of shares to 20 million and then on February 14, 2020, to 35 million. The amount was later reduced to 3.5 million as a result of the Company’s 1-for-10 reverse stock split on April 15, 2020 and then to 23,334 for the 1-for-150 reverse stock split on April 25, 2022.

The number of shares of common stock that may be issued under the 2018 Plan will be (a) reduced by Awards granted under the 2018 Plan, and (b) increased to the extent that Awards granted under the 2018 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2018 Plan). Currently, no employee will be eligible to receive more than 10% of authorized shares under the 2018 Plan in any calendar year under the 2018 Plan pursuant to the grant of Awards.

If any shares of common stock subject to an Award are forfeited, an Award expires or otherwise terminates without the issuance of shares of common stock, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares of common stock subject to such Award (including payment in shares of common stock on the exercise of a Stock Appreciation Right), such shares of common stock shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the 2018 Plan.

If (i) any option or other award granted is exercised through the tendering of shares of common stock (either actually or by attestation) or by the withholding of shares of common stock by the Company, or (ii) withholding tax liabilities arising from such option or other award are satisfied by the tendering of shares of common stock (either actually or by attestation) or by the withholding of shares of common stock by the Company, then the shares of common stock so tendered or withheld shall be available for issuance under the 2018 Plan.

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The following provisions shall apply to awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any affiliate and the holder of the award or unless otherwise expressly provided by the Board at the time of grant of an award:

●	In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all awards outstanding under the 2018 Plan or may substitute similar stock awards for Awards outstanding under the 2018 Plan (including, but not limited to, Awards to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of common stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a stock Award or substitute a similar stock Award for only a portion of a stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of the 2018 Plan.

●	In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, if applicable, the time at which such stock awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction). No vested Restricted Stock Unit Award shall terminate without being settled by delivery of shares of common stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

●	In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Awards (and, if applicable, the time at which such Award may be exercised) shall not be accelerated and such Awards (other than an Award consisting of vested and outstanding shares of common stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction. No vested Restricted Stock Unit Award shall terminate without being settled by delivery of shares of common stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

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Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Award would have received upon the exercise of the Award immediately prior to the effective time of the Corporate Transaction, over (ii) any exercise price payable by such holder in connection with such exercise.

The term “Corporate Transaction” is defined in the 2018 Plan as the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

●	a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

●	a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

●	the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

●	the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control (as defined in the 2018 Plan) as may be provided in the agreement for such Award or as may be provided in any other written agreement between the Company or any affiliate and the participant. An Award may vest as to all or any portion of the shares subject to the Award (i) immediately upon the occurrence of a Change in Control, whether or not such Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, or (ii) in the event a Participant’s Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control. In the absence of such provisions, no such acceleration shall occur.

Our Compensation Committee will: (i) interpret our equity incentive plans; and (ii) make all other determinations and take all other action that may be necessary or advisable to implement and administer our Plans. The Plans provide that in the event of a change of control event, the Compensation Committee or our Board shall have the discretion to determine whether and to what extent to accelerate the vesting, exercise or payment of an award.

In addition, our Board may amend our Plans at any time. However, without shareholder approval, our Plans may not be amended in a manner that would:

●	increase the number of shares that may be issued under the Plans;

●	materially modify the requirements for eligibility for participation in the Plans;

●	materially increase the benefits to participants provided by the Plans; or

●	otherwise disqualify the Plans for an exemption under Rule 16b-3 promulgated under the Exchange Act.

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Awards previously granted under the Plans may not be impaired or affected by any amendment of the Plans, without the consent of the affected grantees.

EQUITY PLAN INFORMATION

Plan Category:	Number of securities to be issued upon exercise of outstanding options, warrants and rights:		Weighted average exercise price of outstanding options, warrants and rights:	Number of securities remaining available for future issuance:
2016 Equity Incentive Plan:
Equity compensation plans approved by security holders	83		$15,000	99,917
Equity compensation plans not approved by security holders	0		0	0
Total	83		$15,000	99,917

2018 Equity Incentive Plan:
Equity compensation plans approved by security holders	667	(1)	$6,084	22,667	(3)
Equity compensation plans not approved by security holders	0		0	0
Total	667		$6,084	22,667	(3)

Non-Employee Director Remuneration Policy

Our Board has not adopted a non-employee director remuneration policy.

Stock and Option Awards

Each of our non-employee directors may receive up to 50,000 options to purchase shares of common stock (which we refer to as the Annual Director Options) for each fiscal year. The Annual Director Options will be confirmed (together with the exercise price for such options) at the first meeting of our Board for each fiscal year and shall vest quarterly in arrears. Annual Director Options shall have a ten-year term and shall be issued under the 2016 and 2018 Plans.

Compensation Committee Review

The Compensation Committee shall, if it deems necessary or prudent in its discretion, re-evaluate and approve in January of each such year (or in any event prior to the first Board meeting of such fiscal year) the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee shall utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to independent directors of our peer group.

The Compensation Committee shall also have the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and pursuant to such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

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Participation of Employee Directors; New Directors

Unless separately and specifically approved by the Compensation Committee in its discretion, no employee director of our Company shall be entitled to receive any remuneration for serving as a director (other than expense reimbursement as per prevailing policy).

New directors joining our Board shall be entitled to a prorated portion (based on months to be served in the fiscal year in which they join) of cash and stock options or other equity incentive awards (if applicable) for the applicable fiscal year at the time they join the Board.

PRINCIPAL SHAREHOLDERS

The following table presents information regarding beneficial ownership of our equity interests as of the date of this prospectus by:

●	each shareholder or group of shareholders known by us to be the beneficial owner of more than 5% of any class of our voting securities;

●	our Named Executive Officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and, thus, represents voting or investment power with respect to our securities as of The date of this prospectus. In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person within 60 days of The date of this prospectus are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the persons below is c/o ToughBuilt Industries, Inc., 8669 Research Drive Irvine, CA 92618. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all equity interests beneficially owned, subject to community property laws where applicable.

Name and Address	Number of Shares Beneficially Owned		Percentage of Class
Named Executive Officers and Directors
Michael Panosian—CEO, President and Chair of the Board	2,969	(2)	*
Martin Galstyan—CFO	20		-
Joshua Keeler—CDO	565	(3)	*
Zareh Khachatoorian—COO	110	(4)	*
Linda Moossaian—Director	0		-
Robert Faught—Director	0		-
William Placke—Director	0		-
All Executive Officers and Directors as a group (7 persons)	3,799		*

5% or More Shareholders
None

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*Less than 1%

(1)	Percentages are based on 9,026,541 shares of common stock issued and outstanding as of the Record Date plus shares of common stock the person has the right to acquire within 60 days thereafter.

(2)	Includes 133 shares of common stock issuable upon vested options.

(3)	Includes 133 shares of common stock issuable upon vested options.

(4)	Includes 73 shares of common stock issuable upon vested options.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Under Item 404(d) of Regulation S-K, we are required to disclose transactions for the prior two fiscal years to which we were a party in which (i) the amount involved exceeded or will exceed the lesser of $120,000 of one percent (1%) of our average total assets at year-end for the last two completed fiscal years and (ii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, any of the foregoing persons, who had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other similar arrangements, which are described under “Executive Compensation.”

To the best of our knowledge, during the past two fiscal years, there were no transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds the lesser of $120,000 or 1% of our average total assets at year-end for the last two complete fiscal years, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest (other than compensation to our officers and directors in the ordinary course of business).

POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration, and oversight of “related party transactions.” For purposes of our policy only, a “related party transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which we and any “related party” are participants involving an amount that exceeds the lesser of $120,000 or 1% of our average total assets at year-end for the last two complete fiscal years.

Transactions involving compensation for services provided to us as an employee or director are not considered related-person transactions under this policy. A related party is any executive officer, director or a holder of more than five percent of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

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Our Chief Financial Officer, Martin Galstyan, must present information regarding a proposed related party transaction to our Board. Under the policy, where a transaction has been identified as a related party transaction, Mr. Galstyan must present information regarding the proposed related party transaction to our Nominating and Corporate Governance Committee, once the same is established, for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related party transactions, our Nominating and Corporate Governance Committee will take into account the relevant available facts and circumstances including, but not limited to:

●	whether the transaction was undertaken in the ordinary course of our business;

●	whether the related party transaction was initiated by us or the related party;

●	whether the transaction with the related party is proposed to be or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to us from the related party transaction;

●	the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;

●	the related party’s interest in the related party transaction; and

●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Nominating and Corporate Governance Committee shall then make a recommendation to the Board, which will determine whether or not to approve the related party transaction, and if so, upon what terms and conditions. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

Shareholder who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2023 Annual Meeting must submit their proposals to the Company at the physical address provided below on or before May 24, 2023; provided, however, if the Company’s 2023 Annual Meeting is changed by more than 30 days from the date of the Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials, which we deem to be no later than the:

●	90th day before such Annual Meeting, or

●	10th day following the day on which public announcement of the date of such meeting is first made.

All proposals must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8 of the Exchange Act, in order for such proposal to be eligible for inclusion in our 2023 proxy statement.

Either you, or your representative who is qualified under state law to present the proposal on your behalf, must attend the 2023 Annual Meeting to present the proposal. If we hold the 2023 Annual Meeting in whole or in part via electronic media, and the Company permits you or your representative to present your proposal via such media, then you may appear through electronic media rather than traveling to the meeting to appear in person. Whether you attend the meeting yourself or send a qualified representative to the meeting in your place, you should make sure that you, or your representative, follow the proper state law procedures for attending the meeting and/or presenting your proposal. If you or your qualified representative fail to appear and present the proposal, without good cause, we will be permitted to exclude all of your proposals from our proxy materials for any meetings held in the following two calendar years.

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Our bylaws have been publicly filed with the SEC at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

HOUSEHOLDING

The SEC allows companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Householding is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more shareholders reside. This procedure reduces the volume of duplicate information shareholders receive and also reduces a company’s printing and mailing costs. Householding will continue until you are notified otherwise or you submit contrary instructions.

The Company will promptly deliver an additional copy of any such document to any shareholder who writes the Company. Alternatively, if you share an address with another shareholder and have received multiple copies of our notice, proxy statement and annual report, you may contact us to request delivery of a single copy of these materials. Shareholders of record who currently receive multiple copies of the annual report and proxy statement or Notice of Internet Availability at their address who would prefer that their communications be householded, or shareholders of record who are currently participating in householding and would prefer to receive separate copies of our proxy materials, should also contact us. Any such written requests should be directed to the Company at the following physical address or email address Martin Galstyan c/o ToughBuilt Industries, Inc., 8669 Research Drive, Irvine, CA 92618; martin.g@toughbuilt.com.

ANNUAL REPORT ON FORM 10-K

A copy of our 2021 Annual Report, as filed with the SEC, is available to shareholders without charge upon written request directed to Martin Galstyan c/o ToughBuilt Industries, Inc., 8669 Research Drive, Irvine, CA 92618 or by phone at (949) 528-3100. The Company makes available free of charge on or through its website, www.toughbuilt.com, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

By Order of the Board of Directors,

September 1, 2022	/s/ Michael Panosian
Michael Panosian
Chief Executive Officer, President and Chairman of the Board

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ANNEX A

TOUGHBUILT INDUSTRIES, INC.

2022 EQUITY INCENTIVE PLAN

1.	PURPOSE

1.1	Purpose

The purpose of the Plan is to secure for the Company and its stockholders the benefits inherent in share ownership by the employees, Consultants, and directors of the Company and its Affiliates who, in the judgment of the Board, will be largely responsible for its future growth and success. It is generally recognized that equity incentive plans of the nature provided for herein: (a) aid in retaining and encouraging individuals of exceptional ability because of the opportunity offered to them to acquire a proprietary interest in the Company; and (b) promote a greater alignment of interests between such persons and stockholders of the Company.

1.2	Available Awards

Awards that may be granted under this Plan include:

(a)	Options; and

(b)	Restricted Stock Units.

2.	INTERPRETATION

2.1	Definitions

(a)	“Affiliate” means any corporation in a chain or corporations or other entities in which each corporation or other entity has a “controlling interest” (as defined in U.S. Treasury Regulation § 1.409A-1(b)(5)(iii)(E)(1)) in another corporation or other entity in the chain, ending with the Company.

(b)	“Award” means any right granted under this Plan, including Options and Restricted Stock Units.

(c)	[INTENTIONALLY OMITTED].

(c)	“Blackout Period” means an interval of time during which the Company has determined, pursuant to the Company’s internal trading policies, that one or more Participants may not trade any securities of the Company because they may be in possession of undisclosed material information pertaining to the Company, or otherwise prohibited by law from trading any securities of the Company.

(d)	“Board” means the board of directors of the Company.

(e)	“Cashless Exercise Right” has the meaning set forth in Section 3.5 of this Plan.

(f)	“Change of Control” means, in respect of the Company:

(i)	if, as a result of or in connection with the election of directors, the people who were directors (or who were entitled under a contractual arrangement to be directors) of the Company before the election cease to constitute a majority of the Board, unless the directors have been nominated by management, corporate investors, or approved of by a majority of the previously serving directors;

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(ii)	any transaction at any time and by whatever means pursuant to which any Person or any group of two or more Persons acting jointly or in concert as a single control group or any Affiliate (other than a wholly-owned Subsidiary of the Company or in connection with a reorganization of the Company) or any one or more directors thereof hereafter “beneficially owns” (as defined in Section 13d of the Exchange Act) directly or indirectly, or acquires the right to exercise control or direction over, voting securities of the Company representing 50% or more of the then issued and outstanding voting securities of the Company, as the case may be, in any manner whatsoever;

(iii)	the sale, assignment, lease, or other transfer or disposition of more than 50% of the assets of the Company to a Person or any group of two or more Persons acting jointly or in concert (other than a wholly-owned Subsidiary of the Company or in connection with a reorganization of the Company);

(iv)	the occurrence of a transaction requiring approval of the Company’s stockholders whereby the Company is acquired through consolidation, merger, exchange of securities involving all of the Company’s voting securities, purchase of assets, amalgamation, statutory arrangement or otherwise by any Person or any group of two or more Persons acting jointly or in concert (other than a short-form amalgamation of the Company or an exchange of securities with a wholly-owned Subsidiary of the Company or a reorganization of the Company); or

(v)	any sale, lease, exchange, or other disposition of all or substantially all of the assets of the Company other than in the ordinary course of business.

For the purposes of the foregoing, “voting securities” means Shares and any other shares entitled to vote for the election of directors and shall include any securities, whether or not issued by the Company, which are not shares entitled to vote for the election of directors but are convertible into or exchangeable for shares which are entitled to vote for the election of directors, including any options or rights to purchase such shares or securities. Notwithstanding the foregoing, as to any Award under the Plan that consists of deferred compensation subject to Section 409A of the Code, the definition of “Change in Control” shall be deemed modified to the extent necessary to comply with Section 409A of the Code.

(g)	“Code” means the United States Internal Revenue Code of 1986, as amended, and any applicable United States Treasury Regulations and other binding guidance thereunder. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h)	“Committee” has the meaning set forth in Section 7.1(a).

(i)	“Company” means ToughBuilt Industries, Inc.

(j)	“Consultant” means Persons who provide bona fide services to the Company, including an advisor, and such services are not in connection with the offer or sale of securities in capital-raising transactions, and do not directly or indirectly promote or maintain a market for the Company’s securities.

(k)	“Deferred Payment Date” for a Participant means the date after the Restricted Period in respect of Restricted Stock Units which is the earlier of (i) the date which the Participant has elected to defer receipt of the underlying Shares in accordance with Section 4.5 of this Plan; and (ii) the Participant’s Separation Date.

(l)	“Designated Affiliate” means direct and indirect Subsidiaries of the Company and any Person that is an Affiliate of the Company, in each case designated by the Committee from time to time as a Designated Affiliate for purposes of this Plan.

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(m)	“Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(n)	“Director Retirement” in respect of a Participant, means the Participant ceasing to hold any directorships with the Company, any Designated Affiliate and any entity related to the Company for after attaining a stipulated age in accordance with the Company’s normal retirement policy, or earlier with the Company’s consent.

(o)	“Director Termination” means the removal of, resignation of, or failure to re-elect an Eligible Director (excluding a Director Retirement) as a director of the Company.

(p)	“Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

(q)	“Effective Date” has the meaning set forth in Section 6.7.

(r)	“Eligible Consultant” means Consultants who are entitled to receive equity incentives as determined by the Committee.

(s)	“Eligible Director” means a director of the Company or any Designated Affiliate who are, as such, eligible for participation in this Plan.

(t)	“Eligible Employee” means an employee (including an officer) of the Company or any Designated Affiliate, whether or not they have a written employment contract with Company or the Designated Affiliate, determined by the Committee.

(u)	“Eligible Person” means an Eligible Employee, Eligible Consultant, or Eligible Director.

(v)	“Exchange” means The Nasdaq Stock Market LLC, or any successor principal stock exchange upon which the Shares may become listed.

(w)	“Fair Market Value” means, as of any date, the value of the Shares determined as follows:

(i)	if the Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such Shares (or if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)	if the Shares is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Shares on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)	in the absence of an established market for the Shares, or if such Shares is not regularly quoted or does not have sufficient trades or bid prices which would accurately reflect the actual Fair Market Value of the Shares, the Fair Market Value will be determined in good faith by the Committee upon the advice of a qualified valuation expert.

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(x)	“Incentive Stock Option” means an Option granted under the Plan that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y)	“Insider” means a director, officer, or holder of 5% or more of the Shares at any date as determined by the Committee.

(z)	“Market Price” such calculation of market price as may be determined by the Board.

(aa)	“Non-qualified Stock Option” means an Option granted under the Plan that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(bb)	“Option” means an option granted under the terms of this Plan, including Incentive Stock Options and Non-qualified Stock Options.

(cc)	“Option Period” means the period during which an Option is outstanding.

(dd)	“Option Shares” has the meaning set forth in Section 3.5 of this Plan.

(ee)	“Optionee” means an Eligible Person to whom an Option has been granted under the terms of this Plan.

(ff)	[INTENTIONALLY LEFT BLANK].

(gg)	“Participant” means an Eligible Person who participates in this Plan.

(hh)	“Performance Goals” means the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement including (i) earnings per Share, (ii) operating cash flow, (iii) operating income, (iv) profit after-tax, (v) profit before-tax, (vi) return on assets, (vii) return on equity, (viii) return on sales, (ix) revenue, and (x) total stockholder return.

(ii)	“Person” includes any individual and any corporation, company, partnership, governmental authority, joint venture, association, trust, or other entity.

(jj)	“Plan” means this Equity Incentive Plan, as it may be amended and restated from time to time.

(kk)	“Redemption Notice” means a written notice by a Participant, or the administrator or liquidator of the estate of a Participant, to the Company stating a Participant’s request to redeem his or her Restricted Stock Units.

(ll)	“Restricted Period” means any period of time that a Restricted Stock Unit is not vested and the Participant holding such Restricted Stock Unit remains ineligible to receive the relevant Shares or cash in lieu thereof, determined by the Board in its absolute discretion, and with respect to U.S. Taxpayers, the Restricted Stock Units remain subject to a substantial risk of forfeiture within the meaning of Section 409A of the Code, however, such period of time and, with respect to U.S. Taxpayers the substantial risk of forfeiture, may be reduced or eliminated from time to time and at any time and for any reason as determined by the Board, including, but not limited to, circumstances involving death or Disability of a Participant.

(mm)	“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 4.1 of this Plan. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

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(nn)	“Restricted Stock Unit Grant Letter” has the meaning set forth in Section 4.3 of this Plan.

(oo)	“Retirement” in respect of an Eligible Employee, means the Eligible Employee ceasing to hold any employment with the Company or any Designated Affiliate after attaining a stipulated age in accordance with the Company’s normal retirement policy, or earlier with the Company’s consent.

(pp)	“Separation Date” means the date that a Participant ceases to be an Eligible Person.

(qq)	“Stockholder Approval” means a majority of the votes attached to Shares held by stockholders of the Company.

(rr)	“Shares” means the common stock, par value of the Company.

(ss)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(tt)	“Tax Obligations” means the amount of all withholding required under any governing tax law with respect to the payment of any amount with respect to the redemption of a Restricted Stock Unit, including amounts funded by the Company on behalf of previous withholding tax payments and owed by the Participant to the Company or with respect to the exercise of an Option, as applicable.

(uu)	“Termination” means the termination of the employment or engagement of an Eligible Employee or Eligible Consultant with or without cause by the Company or a Designated Affiliate or the cessation of employment or engagement of the Eligible Employee or Eligible Consultant with the Company or a Designated Affiliate as a result of resignation or otherwise, other than the Retirement of the Eligible Employee.

(vv)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

(ww)	“U.S. Taxpayer” means a Participant who is a U.S. citizen, U.S. permanent resident or other person who is subject to taxation on their income under the Code.

2.2	Interpretation

(a)	This Plan is created under and is to be governed, construed and administered in accordance with the laws of the State of Nevada applicable therein.

(b)	Whenever the Board or Committee is to exercise discretion in the administration of the terms and conditions of this Plan, the term “discretion” means the sole and absolute discretion of the Board or Committee.

(c)	As used herein, the terms “Part” or “Section” mean and refer to the specified Part or Section of this Plan, respectively.

(d)	Where the word “including” or “includes” is used in this Plan, it means “including (or includes) without limitation.”

(e)	Words importing the singular include the plural and vice versa and words importing any gender include any other gender.

(f)	Unless otherwise specified, all references to money amounts are to Canadian dollars.

(g)	Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Committee will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant. The Committee may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the definition of Performance Goals. Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

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3.	STOCK OPTIONS

3.1	Participation

The Company may from time to time grant Options to Participants pursuant to this Plan.

3.2	Price

The exercise price per Share of any Option shall be not less than 100% of the Market Price on the date of grant, provided that with respect to an Option granted to a U.S. Taxpayer, the exercise price per Share shall not be less than the Fair Market Value on the date of grant of the Option. Notwithstanding the foregoing, the Company may designate and exercise price less than the Fair Market Value on the date of grant if the Option: (i) is granted in substitution of a stock option previously granted by an entity acquired that is acquired by or merged with the Company or an Affiliate, or (ii) otherwise is structured to be exempt from, or to comply with, Section 409A of the Code, in the case of Options awarded to U.S. Taxpayers. In addition, in the case of an Incentive Stock Option granted to an Eligible Employee who, at the time the Incentive Stock Option is granted, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 3.2, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

3.3	Grant of Options

Each Option will be designated in the Award agreement as either an Incentive Stock Option or a Non-qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Non-qualified Stock Options. For purposes of this Section 3.3, Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

The Board, on the recommendation of the Committee, may at any time authorize the granting of Options to such Participants as it may select for the number of Shares that it shall designate, subject to the provisions of this Plan. The date of grant of an Option shall, unless otherwise determined by the Board, be (i) the date such grant was approved by the Committee for recommendation to the Board, provided the Board approves such grant; or (ii) for a grant of an Option not approved by the Committee for recommendation to the Board, the date such grant was approved by the Board.

Each Option granted to a Participant shall be evidenced by a stock option agreement with terms and conditions consistent with this Plan and as approved by the Board on the recommendation of the Committee (which terms and conditions need not be the same in each case and may be changed from time to time, subject to Section 6.8 of this Plan, and the approval of any material changes by the Exchange).

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In respect of Options granted to Participants pursuant to this Plan, the Company is representing herein and in the applicable stock option agreement that the Participant is a bona fide Eligible Person of the Company or a Designated Affiliate.

3.4	Terms of Options

The Option Period shall be ten years from the date such Option is granted or such greater or lesser duration as the Board, on the recommendation of the Committee, may determine at the date of grant, and may thereafter be reduced with respect to any such Option as provided in Section 3.6 hereof covering termination of employment or engagement of the Optionee or death or Disability of the Optionee; provided, however, that at any time the expiry date of the Option Period in respect of any outstanding Option under this Plan should be determined to occur either during a Blackout Period imposed by the Company or within two business days following the expiry of the Blackout Period, the expiry date of such Option Period shall be deemed to be the date that is the tenth business day following the expiry of the Blackout Period. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns Shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or such shorter term as may be provided in the Award agreement.

Unless otherwise determined from time to time by the Board, on the recommendation of the Committee, Options shall vest and may be exercised (in each case to the nearest full Share) during the Option Period annually over a two-year period, with one-eighth of the Options vesting on the date of grant, and an additional one-eighth of the Options vesting on the date which is each three months thereafter.

Except as set forth in Section 3.6, no Option may be exercised unless the Optionee is at the time of such exercise:

(a)	in the case of an Eligible Employee, in the employ of the Company or a Designated Affiliate and shall have been continuously so employed or retained since the grant of the Option;

(b)	in the case of an Eligible Consultant, a Consultant of the Company or a Designated Affiliate and shall have been such a Consultant continuously since the grant of the Option; or

(c)	in the case of an Eligible Director, a director of the Company or a Designated Affiliate and shall have been such a director continuously since the grant of the Option.

The exercise of any Option will be contingent upon the Optionee having entered into a stock option agreement with the Company on such terms and conditions as have been approved by the Board, on the recommendation of the Committee, and which incorporates by reference the terms of this Plan. The exercise of any Option will, subject to Section 3.5, also be contingent upon receipt by the Company of cash payment of the full purchase price of the Shares being purchased.

Shares issuable upon exercise of the Options may be subject to a hold period or trading restrictions. In addition, no Optionee who is resident in the U.S. may exercise Options unless the Shares to be issued upon exercise of the Options are registered under the U.S. Securities Act or are issued in compliance with an available exemption from the registration requirements of the U.S. Securities Act.

To the extent that the Committee determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

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3.5	Cashless Exercise Right

Unless prohibited by the Exchange, and except with respect to Incentive Stock Options awarded to U.S. Taxpayers, Participants have the right (the “Cashless Exercise Right”), in lieu of the right to exercise an Option, to terminate such Option in whole or in part by notice in writing delivered by the Participant to the Company electing to exercise the Cashless Exercise Right and, in lieu of receiving the Shares (the “Option Shares”) to which such terminated Option relates, to receive the number of Shares, disregarding fractions, which is equal to the quotient obtained by:

(a)	subtracting the applicable Option exercise price per Share from the Market Price per Share on the business day immediately prior to the exercise of the Cashless Exercise Right and multiplying the remainder by the number of Option Shares;

(b)	subtracting from the amount obtained under subsection 3.5(a) that amount of Tax Obligations applicable to the Option Shares; and

(c)	dividing the net amount obtained under subsection 3.5(b) by the Market Price per Share on the business day immediately prior to the exercise of the Cashless Exercise Right.

If a Participant exercises a Cashless Exercise Right in connection with an Option, it is exercisable only to the extent and on the same conditions that the related Option is exercisable under this Plan.

3.6	Effect of Termination of Employment or Death or Disability

If an Optionee:

(a)	dies or becomes disabled while employed by, a Consultant to or while a director of the Company or a Designated Affiliate, any Option that had vested and was held by him or her at the date of death or Disability shall become exercisable in whole or in part, but only by the person or persons to whom the Optionee’s rights under the Option shall pass by the Optionee’s will or applicable laws of descent and distribution. Unless otherwise determined by the Board, on the recommendation of the Committee, all such Options shall be exercisable only to the extent that the Optionee was entitled to exercise the Option at the date of his or her death or Disability and only for 12 months after the date of death or Disability or prior to the expiration of the Option Period in respect thereof, whichever is sooner;

(b)	ceases to be employed by, or to act as a director of, or to be engaged as a Consultant of, the Company or a Designated Affiliate for cause, no Option held by such Optionee will, unless otherwise determined by the Board, on the recommendation of the Committee, be exercisable following the date on which such Optionee ceases to be so employed or engaged; and

(c)	ceases to be employed by, or to or act as a director of, or to be engaged as a Consultant of, the Company or a Designated Affiliate for any reason other than cause then, unless otherwise determined by the Board, on the recommendation of the Committee, any Option that had vested and is held by such Optionee at the effective date thereof shall become exercisable for a period of up to 30 days thereafter or prior to the expiration of the Option Period in respect thereof, whichever is sooner.

3.7	Reduction in Exercise Price

Any change to the exercise price of any Option shall be subject to the approval of the Board.

Stockholder Approval (as required by the Exchange) shall be obtained for any reduction in the exercise price of any Option granted under this Plan if the holder thereof is an Insider of the Company at the time of the proposed amendment.

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3.8	Change of Control

In the event of a Change of Control, all Options outstanding shall vest immediately and be settled by the issuance of Shares or cash, or a combination of both Shares and cash, at the discretion of the Committee.

3.9	Incentive Stock Options

(a)	Maximum Number of Shares for Incentive Stock Options. Notwithstanding any other provision of this Plan to the contrary, the aggregate number of Shares available for Incentive Stock Options shall not exceed 10% of the number of Shares issued at such time, subject to adjustment pursuant to Section 6.3 of this Plan and subject to the provisions of Sections 422 and 424 of the Code.

(b)	Designation of Options. Each stock option agreement with respect to an Option granted to a U.S. Taxpayer shall specify whether the related Option is an Incentive Stock Option or a Non-qualified Stock Option. If no such specification is made in the stock option agreement or in the resolutions authorizing the grant of the Option, the related Option will be a Non- qualified Stock Option.

(c)	Special Requirements for Incentive Stock Options. In addition to the other terms and conditions of this Plan (and notwithstanding any other term or condition of this Plan to the contrary), the following limitations and requirements will apply to an Incentive Stock Option:

(i)	An Incentive Stock Option may be granted only to an employee of the Company, or an employee of a Subsidiary of the Company within the meaning of Section 424(f) of the Code.

(ii)	The aggregate Fair Market Value of the Shares (determined as of the applicable grant date) with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Taxpayer during any calendar year (pursuant to this Plan and all other plans of the Company and of any Parent or Subsidiary, as defined in Sections 424(e) and (f) respectively of the Code) will not exceed US$100,000 or any other limitation subsequently set forth in Section 422(d) of the Code. To the extent that an Option that is designated as an Incentive Stock Option becomes exercisable for the first time during any calendar year for Shares having a Fair Market Value greater than US$100,000, the portion that exceeds such amount will be treated as a Non-qualified Stock Option.

(iii)	The exercise price per Share payable upon exercise of an Incentive Stock Option will be not less than 100% of the Fair Market Value of a Share on the applicable grant date; provided, however, that the exercise price per Share payable upon exercise of an Incentive Stock Option granted to a U.S. Taxpayer who is a 10% Stockholder (within the meaning of Sections 422 and 424 of the Code) on the applicable grant date will be not less than 110% of the Fair Market Value of a Share on the applicable grant date.

(iv)	No Incentive Stock Option may be granted more than 10 years after the earlier of (A) the date on which this Plan, or an amendment and restatement of the Plan, as applicable, is adopted by the Board; or (B) the date on which this Plan, or an amendment and restatement of this Plan, as applicable, is approved by the stockholders of the Company.

(v)	An Incentive Stock Option will terminate and no longer be exercisable no later than 10 years after the applicable date of grant; provided, however, that an Incentive Stock Option granted to a U.S. Taxpayer who is a 10% Stockholder (within the meaning of Sections 422 and 424 of the Code) on the applicable grant date will terminate and no longer be exercisable no later than 5 years after the applicable grant date.

(vi)	An Incentive Stock Options shall be exercisable in accordance with its terms under the Plan and the applicable stock option agreement and related exhibits and appendices thereto. However, in order to retain its treatment as an Incentive Stock Option for U.S. federal income tax purposes, the Incentive Stock Option must be exercised within the time periods set forth below. The limitations below are not intended to, and will not, extend the time during which an Option may be exercised pursuant to the terms of such Option.

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(A)	For Incentive Stock Option treatment, if a U.S. Taxpayer who has been granted an Incentive Stock Option ceases to be an employee due to the Disability of such U.S. Taxpayer (within the meaning of Section 22(e) of the Code), such Incentive Stock Option must be exercised (to the extent such Incentive Stock Option is exercisable pursuant to its terms) by the date that is one year following the date of such Disability (but in no event beyond the term of such Incentive Stock Option).

(B)	For Incentive Stock Option treatment, if a U.S. Taxpayer who has been granted an Incentive Stock Option ceases to be an employee for any reason other than the death or Disability of such U.S. Taxpayer, such Incentive Stock Option must be exercised (to the extent such Incentive Stock Option otherwise is exercisable pursuant to its terms) by such U.S. Taxpayer within three months following the date of termination (but in no event beyond the term of such Incentive Stock Option).

(C)	For purposes of this Section 3.9(c)(vi), the employment of a U.S. Taxpayer who has been granted an Incentive Stock Option will not be considered interrupted or terminated upon (a) sick leave, military leave or any other leave of absence approved by the Company that does not exceed three months; provided, however, that if reemployment upon the expiration of any such leave is guaranteed by contract or applicable law, such three month limitation will not apply, or (b) a transfer from one office of the Company (or of any Designated Affiliate) to another office of the Company (or of any Designated Affiliate) or a transfer between the Company and any Designated Affiliate.

(vii)	An Incentive Stock Option granted to a U.S. Taxpayer may be exercised during such U.S. Taxpayer’s lifetime only by such U.S. Taxpayer.

(viii)	An Incentive Stock Option granted to a U.S. Taxpayer may not be transferred, assigned, pledged, hypothecated, or otherwise disposed of by such U.S. Taxpayer, except by will or by the laws of descent and distribution.

(ix)	In the event the Plan is not approved by the stockholders of the Company in accordance with the requirements of Section 422 of the Code within 12 months of the date of adoption of the Plan, Options otherwise designated as Incentive Stock Options will be Non-qualified Stock Options.

(x)	The Company shall have no liability to a U.S. Taxpayer or any other party if any Option (or any part thereof) intended to be an Incentive Stock Option is not an Incentive Stock Option.

4.	RESTRICTED STOCK UNITS

4.1	Participants

The Board, on the recommendation of the Committee, may grant, in its sole and absolute discretion, to any Participant, rights to receive any number of Restricted Stock Units as a discretionary payment in consideration of past services to the Company or as an incentive for future services, subject to this Plan and with such additional provisions and restrictions as the Board may determine.

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4.2	Maximum Number of Shares

The aggregate maximum number of Shares available for issuance from treasury underlying Restricted Shares Units under this Plan, subject to adjustment pursuant to Section 6.3, shall not exceed the maximum number of Shares issuable under this Plan at the applicable time. Any Shares subject to a Restricted Stock Unit which has been granted under the Plan and which has been cancelled or terminated in accordance with the terms of the Plan without the applicable Restricted Period having expired will again be available under the Plan.

Such aggregate maximum number of Shares subject to Restricted Stock Units which have been granted under this Plan shall be subject to, applicable, any stock exchange or regulatory authority having jurisdiction over the securities of the Company.

4.3	Restricted Stock Unit Grant Letter

Each grant of a Restricted Stock Unit under this Plan shall be evidenced by a grant letter (a “Restricted Stock Unit Grant Letter”) issued to the Participant by the Company. Such Restricted Stock Unit Grant Letter shall be subject to all applicable terms and conditions of this Plan and may be subject to any other terms and conditions (including without limitation any recoupment, reimbursement or clawback compensation policy as may be adopted by the Board from time to time) which are not inconsistent with this Plan and which the Board, on the recommendation of the Committee, deems appropriate for inclusion in a Restricted Stock Unit Grant Letter. The provisions of the various Restricted Stock Unit Grant Letters issued under this Plan need not be identical.

For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Committee on or before the Determination Date. In granting Restricted Stock Units that are intended to qualify under Section 162(m) of the Code, the Committee will follow any procedures determined by it from time to time to be necessary or appropriate to ensure the qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

4.4	Restricted Period

Concurrent with the determination to grant Restricted Stock Units to a Participant, the Board, on the recommendation of the Committee, shall determine the Restricted Period applicable to such Restricted Stock Units. In addition, at the sole discretion of the Board, at the time of grant, the Restricted Stock Units may be subject to performance conditions to be achieved by the Company or a class of Participants or by a particular Participant on an individual basis, within a Restricted Period, for such Restricted Stock Units to entitle the holder thereof to receive the underlying Shares or cash in lieu thereof.

4.5	Deferred Payment Date

Any Participant who is not a U.S. Taxpayer may elect to defer to receive all or any part of the Shares, or cash in lieu thereof, underlying Restricted Stock Units until one or more Deferred Payment Dates. Any other Participants may not elect a Deferred Payment Date.

4.6	Prior Notice of Deferred Payment Date

Participants who elect to set a Deferred Payment Date must give the Company written notice of the Deferred Payment Date(s) not later than 30 days prior to the expiration of the Restricted Period. For certainty, Participants shall not be permitted to give any such notice after the day which is 30 days prior to the expiration of the Restricted Period and a notice once given may not be changed or revoked.

4.7	Retirement or Termination during Restricted Period

In the event and to the extent of the Retirement or Termination and/or, as applicable, the Director Retirement or Director Termination of a Participant from all such roles with the Company during the Restricted Period, any Restricted Stock Units held by the Participant shall immediately terminate and be of no further force or effect; provided, however, that the Board shall have the absolute discretion to modify the grant of the Restricted Stock Units to provide that the Restricted Period shall terminate immediately prior to the date of such occurrence.

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4.8	Retirement or Termination after Restricted Period

In the event and to the extent of the Retirement or Termination and/or, as applicable, the Director Retirement or Director Termination of the Participant from all such roles with the Company following the Restricted Period and prior to a Deferred Payment Date (as elected by a Participant who is not a U.S. Taxpayer), the Participant shall be entitled to receive, and the Company shall issue forthwith, Shares or cash in lieu thereof in satisfaction of the Restricted Stock Units then held by the Participant. The provisions of this Section 4.8 shall not apply to Participants who are Israeli taxpayers.

4.9	Death or Disability of Participant

In the event of the death or Disability of a Participant, any Shares or cash in lieu thereof represented by Restricted Stock Units held by the Participant shall be immediately issued or paid by the Company to the Participant or legal representative of the Participant.

4.10	Payment of Dividends

Subject to the absolute discretion of the Board, in the event that a dividend (other than a dividend payable in shares) is declared and paid by the Company on the Shares, a Participant may be credited with additional Restricted Stock Units. The number of such additional Restricted Stock Units, if any, will be calculated by dividing (a) the total amount of the dividends that would have been paid to the Participant if the Restricted Stock Units (including Restricted Stock Units in which the Restricted Period has expired but the Shares have not been issued due to a Deferred Payment Date) in the Participant’s account on the dividend record date had been outstanding Shares (and the Participant held no other Shares) by (b) the Market Price of the Shares on the date on which such dividends were paid. Additional Restricted Stock Units awarded pursuant to this Section 4.10 shall be subject to the same terms and conditions as the underlying Restricted Stock Units to which they relate.

4.11	Change of Control

In the event of a Change of Control, all Restricted Stock Units outstanding shall vest immediately and be settled by the issuance of Shares or cash, or a combination of both Shares and cash, in each case in the discretion of the Committee, notwithstanding the Restricted Period and any Deferred Payment Date.

4.12	Redemption of Restricted Stock Units

Except to the extent prohibited by the Exchange, upon expiry of the applicable Restricted Period (or on the Deferred Payment Date, as applicable), the Company shall redeem Restricted Stock Units in accordance with the election made in a Redemption Notice given by the Participant to the Company by:

(a)	issuing to the Participant one Share for each Restricted Stock Unit redeemed provided the Participant makes payment to the Company of an amount equal to the Tax Obligation required to be remitted by the Company to the taxation authorities as a result of the redemption of the Restricted Stock Units;

(b)	issuing to the Participant one Share for each Restricted Stock Unit redeemed and either (i) selling, or arranging to be sold, on behalf of the Participant, such number of Shares issued to the Participant as to produce net proceeds available to the Company equal to the applicable Tax Obligation so that the Company may remit to the taxation authorities an amount equal to the Tax Obligation; or (ii) receiving from the Participant at the time of issuance of the Shares an amount equal to the applicable Tax Obligation;

(c)	subject to the discretion of the Company, paying in cash to, or for the benefit of, the Participant, the value of any Restricted Stock Units being redeemed, less any applicable Tax Obligation; or

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(d)	a combination of any of the Shares or cash in Section 4.12(a), Section 4.12(b), or Section 4.12(c) above.

The Shares shall be issued and the cash, if any, shall be paid as a lump sum by the Company within ten business days of the date the Restricted Stock Units are redeemed pursuant to this Part 4. Restricted Stock Units of U.S. Taxpayers will be redeemed as soon as possible following the end of the Restricted Period (as set forth in the Restricted Stock Unit Grant Letter or such earlier date on which the Restricted Period is terminated pursuant to this Part 4), and in all cases by the end of the calendar year in which the Restricted Period ends, or if later, by the date that is 75 days following the end of the Restricted Period. A Participant shall have no further rights respecting any Restricted Stock Unit which has been redeemed in accordance with this Plan.

No Participant who is resident in the U.S. may receive Shares for redeemed Restricted Stock Units unless the Shares to be issued upon redemption of the Restricted Stock Units are registered under the U.S. Securities Act or are issued in compliance with an available exemption from the registration requirements of the U.S. Securities Act.

4.13	Rights as a Stockholder

A Participant receiving Restricted Stock Units shall have the rights of a stockholder only as to Shares, if any, actually issued to such Participant upon expiration of the applicable Restricted Period and satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

5.	WITHHOLDING TAXES

5.1	Withholding Taxes

The Company or any Designated Affiliate may take such steps as are considered necessary or appropriate for the withholding of any taxes or other amounts which the Company or any Designated Affiliate is required by any law or regulation of any governmental authority whatsoever to withhold in connection with any Award including, without limiting the generality of the foregoing, the withholding of all or any portion of any payment or the withholding of the issue of any Shares to be issued under this Plan, until such time as the Participant has paid the Company or any Designated Affiliate for any amount which the Company or Designated Affiliate is required to withhold by law with respect to such taxes or other amounts. Without limitation to the foregoing, the Board may adopt administrative rules under this Plan, which provide for the automatic sale of Shares (or a portion thereof) in the market upon the issuance of such Shares under this Plan on behalf of the Participant to satisfy withholding obligations under an Award.

6.	GENERAL

6.1	Number of Shares

The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 1,350,000 shares of Common Stock. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with the calendar year 2023, resulting in the aggregate number of shares of Common Stock available under this Plan is equal to fifteen percent (15%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year. If any shares of Common Stock that have been granted pursuant to an Award cease to be subject to such Award or are forfeited or if any Award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and Awards under the Plan.

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6.2	Lapsed Awards

If Awards are surrendered, terminated, or expire without being exercised in whole or in part, new Awards may be granted covering the Shares not issued under such lapsed Awards, subject to any restrictions that may be imposed by the Code.

6.3	Adjustment in Shares Subject to this Plan

If the outstanding Shares shall at any time be changed or exchanged by the declaration of a stock dividend (bonus shares), stock split, combination or exchange of Shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class, and kind of the Shares subject to the Plan or subject to any Options therefore granted, and the exercise price, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares, without changing the aggregate exercise price; provided, however, that no adjustment shall be made by reason of the distribution of subscription rights or a rights offering on outstanding Shares. Upon the occurrence of any of the foregoing, the class and the aggregate number of Shares issuable pursuant to the Plan (as set forth in Section 5 hereof), in respect of which Options have not yet been exercised, shall be appropriately adjusted. Except as expressly provided herein, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

6.4	Non-Transferability

Any Awards accruing to any Participant in accordance with the terms and conditions of this Plan shall not be transferable or assignable to anyone unless specifically provided herein. During the lifetime of a Participant all Awards may only be exercised by the Participant. Awards are non-transferable and non- assignable except by will or by the laws of descent and distribution.

6.5	Employment

Nothing contained in this Plan shall confer upon any Participant any right with respect to employment or continuance of employment with the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate to terminate the Participant’s employment at any time. Participation in this Plan by a Participant is voluntary.

6.6	Record Keeping

The Company shall maintain a register in which shall be recorded:

(a)	the name and address of each Participant;

(b)	the number of Awards granted to each Participant and relevant details regarding such Awards; and

(c)	such other information as the Board may determine.

6.7	Necessary Approvals

The issue of Shares under this Plan is prohibited until the date that the Company obtains approval of this Plan by Stockholder Approval (the “Effective Date”). Notwithstanding the foregoing, the Board may issue Awards prior to the Effective Date, with all such Awards subject to the following additional restrictions unless and until the occurrence of the Effective Date: (x) all Awards will be prohibited from being converted or exchanged for Shares; and (y) all Awards will terminate upon a Change of Control or upon either the stockholders of the Company or the Exchange failing to approve this Plan.

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6.8	Amendments to Plan

The Board shall have the power to, at any time and from time to time, either prospectively or retrospectively, amend, suspend, or terminate this Plan or any Award granted under this Plan without stockholder approval, including, without limiting the generality of the foregoing: changes of a clerical or grammatical nature, changes regarding the persons eligible to participate in this Plan, changes to the exercise price, vesting, term, and termination provisions of the Award, changes to the Cashless Exercise Right provisions, changes to the authority and role of the Board under this Plan, and any other matter relating to this Plan and the Awards that may be granted hereunder, provided however that:

(a)	such amendment, suspension, or termination is in accordance with applicable laws and the rules of the Exchange, and any such amendment has been approved by the Exchange;

(b)	no amendment to this Plan or to an Award granted hereunder will have the effect of impairing, derogating from or otherwise adversely affecting the terms of an Award which is outstanding at the time of such amendment without the written consent of the holder of such Award;

(c)	the expiry date of an Option Period in respect of an Option shall not be more than ten years from the date of grant of an Option except as expressly provided in Section 3.4;

(d)	the Directors shall obtain Stockholder Approval of:

(i)	any amendment to the number of Shares specified in Section 6.1;

(ii)	any amendment to the limitations on Shares that may be reserved for issuance, or issued, to Insiders; or

(iii)	any amendment that would reduce the exercise price of an outstanding Option other than pursuant to Section 6.3;

(iv)	any amendment that would extend the expiry date of the Option Period in respect of any Option granted under this Plan except as expressly contemplated in Section 3.4; and,

(v)	to the extent necessary and desirable to comply with applicable law or the rules of the Exchange.

If this Plan is terminated, the provisions of this Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force on the date of termination will continue in effect as long as any Award or any rights pursuant thereto remain outstanding and, notwithstanding the termination of this Plan, the Board shall remain able to make such amendments to this Plan or the Award as they would have been entitled to make if this Plan were still in effect.

6.9	No Representation or Warranty

The Company makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of this Plan.

6.10	Section 409A

It is intended that any payments under the Plan to U.S. Taxpayers shall be exempt from or comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes and penalties under Section 409A of the Code. Amendment, substitution, or termination, as permitted under the Plan, of Awards of U.S. Taxpayers will be undertaken in a manner to avoid adverse tax consequences under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no assurance that Awards will satisfy the requirements of Section 409A of the Code. Participants remain solely liable for all taxes, penalties and interest that may arise as a result of the grant, exercise, vesting or settlement of Awards under the Plan.

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6.11	Compliance with U.S. Securities Laws

The Board shall not grant any Awards that may be denominated or redeemed in Shares to residents of the U.S. unless such Awards and the Shares issuable upon exercise or redemption thereof are registered under the U.S. Securities Act or are issued in compliance with an available exemption from the registration requirements of the U.S. Securities Act.

6.12	Compliance with Applicable Law, etc.

If any provision of this Plan or any agreement entered into pursuant to this Plan contravenes any legal or regulatory requirements relating to the administration of equity-based awards, including but not limited to any order, policy, by-law, or regulation of any regulatory body, any stock exchange or quotation system on which securities of the Company are listed or quoted, or the applicable laws of any country or jurisdiction where Awards are, or will be, granted under the Plan, then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith.

6.13	[INTENTIONALLY OMITTED.]

6.14	Term of the Plan

This Plan shall be in effect upon the adoption by the Board of Directors and remain in effect until the tenth (10th) anniversary of the date the Board approves and adopts this Plan, unless terminated earlier by the Board. This Plan and all Awards issued hereunder will terminate immediately without any further action if the stockholder resolution required to trigger the Effective Date is not approved by the stockholders or if the Exchange determines not to approve this Plan.

7.	ADMINISTRATION OF THIS PLAN

7.1	Administration by the Committee

(a)	Unless otherwise determined by the Board or set out herein, this Plan shall be administered by the Board’s Compensation Committee (the “Committee”) appointed by the Board and constituted in accordance with such Committee’s charter.

(b)	The Committee shall have the power, where consistent with the general purpose and intent of this Plan and subject to the specific provisions of this Plan, to:

(i)	adopt and amend rules and regulations relating to the administration of this Plan and make all other determinations necessary or desirable for the administration of this Plan. The interpretation and construction of the provisions of this Plan and related agreements by the Committee shall be final and conclusive. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry this Plan into effect and it shall be the sole and final judge of such expediency; and

(ii)	otherwise exercise the powers delegated to the Committee by the Board and under this Plan as set forth herein.

7.2	Board Role

(a)	The Board, on the recommendation of the Committee, shall determine and designate from time to time the individuals to whom Awards shall be made, the amounts of the Awards and the other terms and conditions of the Awards.

(b)	The Board may delegate any of its responsibilities or powers under this Plan to the Committee, provided that the grant of all Awards under this Plan shall be subject to the approval of the Board. No Award shall be exercisable in whole or in part unless and until such approval is obtained.

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(c)	In the event the Committee is unable or unwilling to act in respect of a matter involving this Plan, the Board shall fulfill the role of the Committee provided for herein.

***

IN WITNESS WHEREOF, the undersigned authorized officer of ToughBuilt Industries, Inc. hereby certifies as of the date below that this ToughBuilt Industries, Inc. 2022 Equity Incentive Plan was duly adopted by the Company’s Board of Directors on _________________, 2022 and the stockholders of the Company on _____________, 2022.

Name:
Title:
Date:

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders:
The Notice and Proxy Statement is available at www.proxyvote.com and www.toughbuilt.com.

D90260-P79941

TOUGHBUILT INDUSTRIES, INC.
Virtual Annual Meeting of Stockholders
1:00 p.m. (PT) on Wednesday, September 21, 2022
This Proxy is Solicited by the Board of Directors

The stockholder(s) of ToughBuilt Industries, Inc. hereby appoint(s) Michael Panosian and Martin Galstyan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ToughBuilt Industries, Inc. that the stockholder(s) is/are entitled to vote at the Company's Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/TBLT2022, at 1:00 p.m. (PT) on Wednesday, September 21, 2022, and any adjournment or postponement of the meeting. **This proxy, when properly executed, will be voted in the manner directed herein by the stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

Continued and to be signed on reverse side

SCAN TO VIEW MATERIALS & VOTE

TOUGHBUILT INDUSTRIES, INC.
8669 RESEARCH DR.
IRVINE, CA 92618

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TBLT2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D90259-P79941 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

TOUGHBUILT INDUSTRIES, INC.

The Board of Directors recommends you vote FOR proposal 1:

	For All	Withhold All	For All Except
1. To elect five members of the Board of Directors to serve for the ensuing year and until their respective successors are duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael Panosian
02) Robert Faught
03) Joshua Keeler
04) Linda Moossaian
05) William Placke

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THE PROXYHOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date